Registration No. 333-76154

& 811-7934

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 5	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 22	☒

THRIVENT VARIABLE ANNUITY ACCOUNT B

(Exact Name of Registrant)

THRIVENT FINANCIAL FOR LUTHERANS

(Name of Depositor)

625 Fourth Avenue South, Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code: (612) 340-7215

NAME AND ADDRESS OF AGENT FOR SERVICE

James M. Odland

625 Fourth Avenue South

Minneapolis, Minnesota 55415

APPROXIMATE DATE OF THE PROPOSED PUBLIC OFFERING

As soon as practicable after effectiveness of the Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 20, 2006 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

TITLE OF SECURITIES BEING REGISTERED

Interest in a separate account under flexible premium deferred variable annuity contracts.

Thrivent Financial for Lutherans

Prospectuses

Flexible Premium Deferred Variable Annuity

May 1, 2006

Thrivent Variable Annuity Account B
Thrivent Series Fund, Inc.

THRIVENT VARIABLE ANNUITY ACCOUNT B

PROSPECTUS

FOR

FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

ISSUED BY THRIVENT FINANCIAL FOR LUTHERANS

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Prospectus describes a flexible premium deferred variable annuity contract (the “Contract”) which was issued by Thrivent Financial for Lutherans (“Thrivent Financial”, “we”, “us” or “our”). We are a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on the Annuitant’s designation to one or more Subaccounts of Thrivent Variable Annuity Account B (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. (the “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). We provide the overall investment management for each of the Portfolios, although some of the Portfolios are managed by an investment subadviser. The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Technology Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investment Partners, Inc. and Transamerica Investment Management, LLC

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Mid Cap Growth Portfolio II

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner International Stock Portfolio

(subadvised by Mercator Asset Management, LP and
T. Rowe Price International, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Fidelity Management & Research Company)

Thrivent Large Cap Growth Portfolio

Thrivent Large Cap Growth Portfolio II

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Real Estate Securities Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent High Yield Portfolio II

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (“SAI”) dated May 1, 2006. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI without charge by writing to us at our address above. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI. The Table of Contents for the SAI may be found on Page 34 of this Prospectus. Appendix A sets forth definitions of special terms used in this Prospectus.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing, and should be read and kept for future reference. It is valid only when accompanied or proceeded by the current prospectus of Thrivent Series Fund, Inc.

The date of this Prospectus is May 1, 2006.

2

3

FEE AND EXPENSE TABLES

The following tables describe the fees and expenses that you will pay when owning and surrendering the Contract.

The first table describes the fees and expenses that you will pay at the time that you own or surrender the Contract or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract.

Contract Owner Transaction Expenses
Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%
Maximum Deferred Sales Load (as a percentage of Excess Amount surrendered)	6%[1]
Exchange Fee	0%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee		$30.00[2]
Annual Subaccount Expenses
(as a percentage of average daily Accumulated Value or Annuity Unit Value)	Current[3]	Maximum
Mortality and Expense Risk Charge	1.10%	1.25%
Total Subaccount Annual Expenses	1.10%	1.25%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you pay periodically during the time that you own the Contract. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

Total Annual Portfolio Operating Expenses[4]	Minimum	Maximum
(expenses that are deducted from the Portfolio assets, including management fees and other expenses)	0.37%	1.19%

4

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

♦	If you surrender or annuitize your Contract at the end of the applicable time period:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$710	$802	$869	$1,153	$983	$1,024	$1,512	$1,773

♦	If you do not surrender your Contract:

1 Year		3 Years		5 Years		10 Years
Minimum	Maximum	Minimum	Maximum	Minimum	Maximum	Minimum	Maximum
$151	$249	$469	$765	$810	$1,308	$1,773	$2,791

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first six Contract Years. The surrender charge is 6% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years seven and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in Surrender Charge (Contingent Deferred Sales Charge).

2 A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract’s Accumulated Value.

3 The current charge for mortality and expense risk fees is equal to an annual rate of 1.10%, and we guarantee that this charge will never exceed an annual rate of 1.25%. See Charges and Deductions—Mortality and Expense Risk Charge. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.

4 Thrivent Financial has agreed to voluntarily reimburse all expenses other than the advisory fees for certain of the Portfolios. After taking these voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.37% to 1.08%. The reimbursements and waivers may be discontinued at any time.

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SUMMARY

Please refer to Appendix A at the end of this Prospectus for definitions of several technical terms, which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums.

You may allocate premiums under the Contract to one or more of the Subaccounts of the Variable Account and to the Fixed Account. Some of the Subaccounts may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us.

Premiums will be allocated among the Subaccounts and the Fixed Account according to your allocation instructions, at the end of the Valuation Period in which we receive the premium.

Surrenders.

If a Written Notice from you requesting a surrender is received on or before the Annuity Commencement Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge. Partial surrenders must be for at least $200, and may be requested only if the remaining Accumulated Value is not less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Commencement Date.

Transfers.

On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value to other Subaccounts or to the Fixed Account. The total amount transferred each time must be at least $200 (unless the total value in the Subaccount or the Fixed Account is less than $200, in which case the entire amount may be transferred). We reserve the right to limit the number of transfers in any Contract Year, although we will always allow at least 12 transfers a year. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each calendar quarter and must be made on or within 45 days after a Contract Anniversary. After the Annuity Commencement Date, you may, by Written Notice and only once each Contract Year, change the percentage allocation of variable annuity payments among the available Subaccounts.

Annuity Provisions

You may select an annuity settlement option or options, and you may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. See Annuity Provisions for more detail.

Federal Tax Status

For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information

Condensed financial information derived from the financial statements of the Variable Account is contained in Appendix B.

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THRIVENT FINANCIAL AND THE VARIABLE ACCOUNT

Thrivent Financial

We are a fraternal benefit society owned by and operated for our members. We were organized in 1902 under Wisconsin law, and we are in compliance with Internal Revenue Code Section 501(c)(8). We are currently licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Office of the Commissioner of Insurance of the State of Wisconsin as well as by the insurance regulators of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account of ours, which was established in 1993. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Wisconsin laws under which the Variable Account is operated provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

7

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract and transfer from the Contract’s Accumulated Value to one or more of the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Funds. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Technology Subaccount	Thrivent Technology Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Growth Subaccount II	Thrivent Mid Cap Growth Portfolio II
Thrivent Partner Mid Cap Value Subaccount	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner International Stock Subaccount	Thrivent Partner International Stock Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Growth Subaccount II	Thrivent Large Cap Growth Portfolio II
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent High Yield Subaccount II	Thrivent High Yield Portfolio II
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

8

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below:

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth by implementing an asset allocation strategy.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal by implementing an asset allocation strategy.

Thrivent Technology Portfolio. To seek long-term capital appreciation by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth by investing primarily in a diversified portfolio of common stocks of U.S. small capitalization companies.

Thrivent Partner Small Cap Value Portfolio. To seek long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of smaller capitalization common stocks.

Thrivent Small Cap Stock Portfolio. To seek long-term capital growth by investing primarily in small company common stocks and securities convertible into small company common stocks.

Thrivent Small Cap Index Portfolio. To strive for capital growth that approximates the performance of the S&P SmallCap 600 Index* by investing primarily in common stocks of the index.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital by investing primarily in a professionally-managed diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Mid Cap Growth Portfolio II. To achieve long-term growth of capital by investing primarily in a diversified portfolio of common stocks of companies with medium market capitalizations.

Thrivent Partner Mid Cap Value Subaccount. To achieve long-term growth of capital.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth by investing primarily in common stocks and securities convertible into common stocks of mid-sized companies.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index* by investing primarily in common stocks comprising the Index.

Thrivent Partner International Stock Portfolio. To strive for long-term capital growth by investing primarily in foreign stocks.

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital through investment primarily in common stocks of established corporations that appear to offer attractive prospects of a high total return from dividends and capital appreciation.

Thrivent Large Cap Growth Portfolio II. To achieve long-term growth of capital and future income by investing primarily in a diversified portfolio of

9

INVESTMENT OPTIONS

common stocks of companies that appear to offer better than average long-term growth potential.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income by investing primarily in a diversified portfolio of common stocks of well-established growth companies.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Index Portfolio. To strive for investment results that approximate the performance of the S&P 500®* Index by investing primarily in common stocks of the Index.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income by investing primarily in the equity securities of companies in the real estate industry.

Thrivent Balanced Portfolio. To seek capital growth and income by investing in a mix of common stocks, bonds and money market instruments. Securities are selected consistent with the policies of the Thrivent Large Cap Index and Thrivent Bond Index Portfolios.

Thrivent High Yield Portfolio. To achieve a higher level of income through investment in a diversified portfolio of high yield securities (“junk bonds”) which involve greater risks than higher quality investments, while also considering growth of capital as a secondary objective.

Thrivent High Yield Portfolio II. To strive for high current income and secondarily capital growth by investing primarily in high-risk, high yield bonds commonly referred to as “junk bonds.”

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital through investment primarily in readily marketable intermediate- and long-term fixed income securities.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Lehman Aggregate Bond Index by investing primarily in bonds and other debt securities included in the Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity through investment in high-quality, short-term debt obligations.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Fund, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

10

INVESTMENT OPTIONS

We cannot assure that the Portfolios will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations is contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company separate accounts of ours and of our wholly owned subsidiary, Thrivent Life Insurance Company (“Thrivent Life”), and to retirement plans that we sponsor. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Life and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance contract owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws

♦	Changes in Federal income tax law

♦	Changes in the investment management of the Fund

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

Investment Management

We act as investment adviser for the Portfolios of the Fund, and we are a registered investment adviser under the Investment Advisers Act of 1940. We and the Fund have engaged the following investment subadvisers:

♦	Turner Investment Partners Inc. and Transamerica Investment Management, LLC serve as subadvisers for Thrivent Partner Small Cap Growth Portfolio.

♦	T. Rowe Price Associates, Inc. serves as subadviser for Thrivent Partner Small Cap Value Portfolio and Thrivent Partner Growth Stock Portfolio.

♦	Goldman Sachs Asset Management, L.P. serves as subadviser for Thrivent Partner Mid Cap Value Portfolio.

♦	T. Rowe Price International, Inc., and Mercator Asset Management, LP serve as subadvisers for Thrivent Partner International Stock Portfolio.

11

INVESTMENT OPTIONS

♦	Fidelity Management & Research Company serves as subadviser for Thrivent Partner All Cap Portfolio. FMR Co., Inc. serves as the Portfolio’s subadviser.

The Fund pays each of the above Subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. After the Annuity Commencement Date, you may no longer transfer out of the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 3% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

12

THE CONTRACT

Allocation of Premium

We will allocate the premiums among the Subaccount(s) and/or the Fixed Account according to the instructions you provided in your application for the Contract or subsequently. The allocation percentages which you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay are allocated at the end of the Valuation Period in which we receive them using the allocation percentages you have specified. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or, if you have completed the Telephone Transaction Authorization Form, by telephone. Any change will apply to all future premiums unless you request another change.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Accumulated Value of Your Contract

On or before the Annuity Commencement Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.

Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Subaccount Valuation

On any Valuation Day, the accumulated value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the accumulated unit value for that Subaccount. On any day that is not a Valuation Day, the accumulated value for a Subaccount will be determined on the next Valuation Day.

Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount.

We credit your Contract with Accumulation Units in a Subaccount when:

♦	You allocate premiums to that Subaccount;

♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account.

We reduce the Accumulation Units in a Subaccount when:

♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;

♦	You make a surrender from that Subaccount; or

♦	We deduct all or part of the administrative charge from that Subaccount.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

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THE CONTRACT

Net Investment Factor

The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total accumulated value in the Subaccount. The mortality and expense risk charge is currently 1.10% and guaranteed never to exceed 1.25%.

Minimum Accumulated Value

We require your Contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:

(1)	At the end of any 24-month period in which you pay no premiums, your Accumulated Value must be at least $1000 after all Contract charges have been applied.

(2)	If you pay at least one premium every 24-months, we require only that the Accumulated Value always be sufficient to cover the Contract’s administrative charge.

If we know that your Contract will not meet these requirements on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary. If we do so because your Contract failed to meet Requirement (1) above, we will pay you the remaining Accumulated Value. If your Contract fails to meet Requirement (2) above, your Contract terminates without value.

Death Benefit Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit.

The amount of the death benefit will be the greatest of:

♦	The Accumulated Value on the date we calculate the death benefit

♦	The sum of all premiums we received for the Contract, less the amount of all partial surrenders (including any applicable charges) which you made; and

♦	The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the Contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date. The Minimum Death Benefit Dates occur every six years on the Contract Anniversary.

We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may

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THE CONTRACT

continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount.

If the beneficiary requests a single sum payment, we will pay the death proceeds within seven days after the date we calculate them. If the beneficiary requests a settlement option, it must be an option that you could have selected before the Annuity Commencement Date, and the option must provide that either:

(1)	The principal and interest are completely distributed within five years after the date of death; or

(2)	If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.

Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.

If an Annuitant dies before annuity payments begin and that Annuitant’s spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the accumulated value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

Death Benefit After the Annuity Commencement Date

If the Annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. If a death benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply.

Surrender (Redemption)

On or before the Annuity Commencement Date, you may surrender all or part of your Contract’s Accumulated Value by sending a signed Thrivent Financial Surrender Form to our Service Center. The surrender or withdrawal will not be processed until we receive your surrender request at our Service Center, in good order. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made. The proceeds will be

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THE CONTRACT

the amount surrendered less any surrender charge. See Charges and Deductions—Surrender Charge (Contingent Deferred Sales Charge).

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have requested that a systematic partial surrender should be allocated to a specific Subaccount and the value in that Subaccount is less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage.

A partial surrender must be at least $200 (except where partial surrender proceeds will be used to make payments on another Thrivent product) and must not reduce the remaining Accumulated Value to less than $1,000. (If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.) When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender. If there are no surrender charges or withholding taxes associated with the surrender, the amount surrendered will be the amount which you request. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge and any withholding taxes.

After the Annuity Commencement Date, your Contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain settlement options, surrender may be allowed. Surrender is not allowed if your settlement option involves a life income or if you agreed not to revoke or change the option once annuity payments begin. For other settlement options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on the basis of the assumed interest rate incorporated in the annuity payments.

You must have a Medallion Signature Guarantee if you want to do any of the following:

♦	Surrender a value of more than $100,000;

♦	Send proceeds to an address other than the one listed on your account; or

♦	Make the check payable to someone other than the current owner(s).

A Medallion Signature Guarantee is a stamp provided by a financial institution that verifies your signature. You sign the Thrivent Financial Surrender Form and have the signature (s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, security broker or dealer, credit union, or a savings association participating in the Medallion Signature Guarantee Program. A Medallion Signature Guarantee may be obtained at any national bank or brokerage firm.

For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

Transfers

On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account.

You can request a transfer in two ways:

(1)	By giving us written notice; or

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THE CONTRACT

(2)	By telephone after completing a Telephone Transaction Authorization Form.

We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed Account to a Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed Account or used to buy Accumulation Units of another Subaccount.

Transfers are subject to the following conditions:

♦	The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.

♦	We reserve the right to limit the number of transfers in each Contract Year. However, we will always allow at least 12 transfers per Contract Year.

♦	In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary.

Transfers will also be subject to any conditions that may be imposed by the Portfolio whose shares are involved.

After the Annuity Commencement Date, you may change the percentage allocation of variable annuity payments among the available Subaccounts

(1)	By giving us Written Notice; or

(2)	By telephone after completing a Telephone Transaction Authorization Form.

Abusive Trading Policies and Monitoring Processes

We do not allow short-term and excessive transfers and other abusive trading practices, and we do not accommodate frequent purchases and redemptions except as described below. Abusive trading by contract owners can disrupt portfolio management and increase expenses of the underlying mutual fund and thereby negatively impact the performance of the corresponding subaccount.

We have adopted the following policies to combat abusive trading practices. Several different tactics are used to reduce the frequency and effect of abusive trading within the subaccounts. We may use a combination of monitoring contract owner activity and restricting contract owner transfers. When monitoring contract owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers, and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

We may deem the transfer out of all or a substantial portion of a contract owner’s subaccount value to be abusive if the transfer is made within fifteen days after the value was transferred into that subaccount. This policy does not apply to dollar cost averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in abusive trading activity, we will request you to cease such activity immediately. If we determine that you are continuing to engage in abusive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject, restrict or cancel any transfer request, without notice for any reason.

Although we seek to deter and prevent abusive trading practices, there are no guarantees that all activity can be detected or prevented. Contract owners engaging in abusive trading practices use an evolving variety of strategies to avoid detection and it may not be possible

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THE CONTRACT

for operational and technological systems to reasonably identify abusive trading.

Dollar Cost Averaging

We administer a dollar cost averaging program which enables you to pre-authorize the periodic transfer of predetermined dollar amounts from the Thrivent Money Market Subaccount to as many of the other Subaccounts of the Variable Account as you specify. There is no charge for participating in the dollar cost averaging program. It is generally suitable if you are making a substantial deposit to your Contract and wish to use the other Subaccounts, but desire to control the risk of investing at the top of a market cycle. This program allows such investments to be made in equal installments over time in an effort to reduce such risk. Dollar cost averaging does not guarantee that the Variable Account will gain in value, nor will it protect against a decline in value if market prices fall. However, if you can continue to invest regularly throughout changing market conditions, it can be an effective strategy to help meet your long-term goals.

If you are interested in the dollar cost averaging program you may obtain an application and full information concerning the program and its restrictions from us. If you enter into a dollar cost averaging agreement with us, it will continue until the amount in the Thrivent Money Market Subaccount is exhausted or you terminate the agreement.

Asset Rebalancing

On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. You may select any date (except the 29th, 30th, or 31st of a month) to begin the asset rebalancing program and whether to have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The asset rebalancing program does not allow you to include the Fixed Account in the rebalancing program. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-THRIVENT (1-800-847-4836) to request an Asset Rebalancing Form.

Telephone Transactions

You may make partial surrenders, transfers, premium allocation changes, and certain other transactions by telephone if you sign a Telephone Transaction Authorization Form. Telephone transfers are available when you complete the Telephone Transaction Authorization Form. If you elect to complete the Telephone Transaction Authorization Form, you thereby agree that we, our representatives and employees will not be liable for any loss, liability cost or expense when we, our representatives and employees act in accordance with the telephone transfer instructions that have been properly received. If a telephone authorization or instruction, processed after you have completed the Telephone Transaction Authorization Form, is later determined not to have been made by you or was made without your authorization, and a loss results from such unauthorized instruction, you bear the risk of this loss. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. In the event we do not employ such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to suspend or limit telephone transactions.

Assignments

Assignment is the transfer of Contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than us.

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THE CONTRACT

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as collateral.

We are not bound by an assignment unless it is in writing and filed at our Service Center. We are not responsible for the validity or effect of any assignment.

You should consider the tax implications of an assignment. See Federal Tax Status.

Contract Owner, Beneficiaries and Annuitants

Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner’s rights under the Contract.

The Contract Owner may name a beneficiary to receive the death benefit payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.

No Beneficiary change shall take effect unless received by the Society at its principal office or corporate headquarters. When it is received, any change shall take effect as of the date the request for beneficiary change was signed, as long as the request for change was mailed or actually delivered to the Society while the insured was alive. Such beneficiary change shall be null and void where the Society has made a good faith payment of the proceeds or has taken other action before receiving the change.

CHARGES AND DEDUCTIONs

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the your Accumulated Value. This surrender charge applies only during the first six Contract Years. During those years, we calculate the surrender charge as a percentage of the amount which you surrender, subject to certain exceptions noted below.

Surrender Charges

Contract Year	Percent Applied
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%

After Contract Year 6 there is no charge for making surrenders. In addition, during the first six Contract Years we will limit or waive surrender charges as follows:

♦	Cumulative Percent-of-Premium Limit. For all surrenders, we will limit the surrender charge so that on any date, the sum of all surrender charges applied to that date will not exceed 6.5% of the total of premiums you have paid to that date.

♦	Surrenders Paid Under Certain Settlement Options. For surrenders which you make after Contract Year 3, there is no surrender charge applied to amounts which you elect to have paid under:

(1)	A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the payment period and the accumulation period will equal or exceed the surrender charge period and you agree at the time of settlement that after the first payment is made, you may not revoke or change the settlement option.

(2)	Options which involve a life income, including Option 4V or 5V described under Annuity Provisions—Settlement Options.

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CHARGES AND DEDUCTIONS

♦	Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value which you may surrender without charge in the fourth Contract Year is 10%, not 40%.

♦	Total Disability of the Annuitant. There is no surrender charge if the Annuitant is totally disabled (as defined in your Contract) on the date of a surrender.

♦	Series of Substantially Equal Periodic Payments for Life. There is no surrender charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.

If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess. See Sufficiency of Charges below. We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.

Administrative Charge

Your Contract includes an annual administrative charge of $30 to help us cover the expenses we incur in administrating your Contract, the Variable Account and the Subaccounts. On each Contract Anniversary prior to and including the Annuity Commencement Date, we will determine if this charge will be applied to your Contract. We apply the charge only on Contract Anniversaries on which the sum of premiums you have paid less the amount of any partial surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.

Mortality and Expense Risk Charge

We assume certain financial risks associated with the Contracts. Those risks are of two basic types:

♦	Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Commencement Date will be greater than the Accumulated Value available to pay those benefits, and (2) Annuitant payments involving life incomes will continue longer than we expected due to lower than expected death rates of the persons receiving them.

♦	Expense Risk. This is the risk that the expenses with respect to the Contracts will exceed Contract charges.

As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. The current charge (0.003014% per day) is equal to an annual rate of 1.10% (approximately 0.80% for mortality risk and 0.30% for expense risk) of the average daily net assets of each Subaccount in the Variable Account during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25% (0.003425% per day).

If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administrative charge to compensate for the insufficiency. If the mortality and

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CHARGES AND DEDUCTIONS

expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Expenses of the Fund

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

Taxes

Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable Account may also be made. See Federal Tax Status.

Sufficiency of Charges

If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.

ANNUITY PROVISIONS

Annuity Commencement Date

The Annuity Commencement Date is the date on which we begin paying you your Contract’s annuity income. This date is based on the maturity age which you specify in your application. You may change the Annuity Commencement Date by giving us notice in writing or by telephone before both the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The new date selected must satisfy our requirements for an Annuity Commencement Date and any requirements that may be imposed by the state in which your Contract was issued.

Annuity Proceeds

The proceeds available on the Annuity Commencement Date will be the amount provided by surrendering your Contract’s entire Accumulated Value on that date. If the Annuity Commencement Date occurs within the first six Contract Years, surrender charges will be deducted from the Accumulated Value if they apply.

We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Commencement Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Annuity Commencement Date.

If you have not selected either a settlement option or a single sum payment by the Annuity Commencement Date, we will pay proceeds of $2,000 or more using a fixed annuity, life income with 10-year guarantee period.

Settlement Options

You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis. You may change your choice of settlement option by

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ANNUITY PROVISIONS

giving us Written Notice at least 30 days before the Annuity Commencement Date.

The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options which your Contract offers are as follows:

Option 3V—Income for a Fixed Period.

Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.

Option 4V—Life Income with Guaranteed Period.

Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

Option 5V—Joint and Survivor Life Income with Guaranteed Period.

Under this option, we pay an annuity income for as long as at least one of two payees is alive. If both payees die during the guaranteed period, payments will be continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

In addition to these options, proceeds may be paid under any other settlement option which you suggest and to which we agree.

Frequency of Annuity Payments

Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for Contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.

Amount of Variable Annuity Payments

The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the Contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.

Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Commencement Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under these tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that

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ANNUITY PROVISIONS

the dollar amount of each fixed and variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

Subaccount Annuity Unit Value

A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (a) x (b) x (c) where:

(a)	Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.

(b)	Is that Subaccount’s Net Investment Factor for the current Valuation Period. See The Contract—Subaccount Valuation—Net Investment Factor described earlier in this Prospectus.

(c)	Is a discount factor equivalent to an assumed investment earnings rate of 3 1/2% per year.

GENERAL PROVISIONS

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets.

Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

Payment by Check

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange, or (2) on a date which is not a Valuation Date. In either of these two cases, the date of receipt will be deemed to be the next Valuation Date.

Maintenance of Solvency

This provision applies only to values in the Fixed Account.

If our reserves for any class of Contracts become impaired, you may be required to make an extra payment. Our Board of Directors will determine the amount of any extra payment based on each member’s fair share of the deficiency. If the payment is not made, it will be charged as a loan against the Contract with an interest rate of 5% per year. You may choose an equivalent reduction in benefits instead of or in

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GENERAL PROVISIONS

combination with the loan. Any indebtedness and interest charged against the Contract, or any agreement for a reduction in benefits, shall have priority over the interest of any owner, beneficiary, or collateral assignee under the Contract.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a date no more than two months prior to the date we mail the report.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

The Contracts described in this Prospectus (except for Contracts issued in the state of Montana) involve settlement option rates that distinguish between men and women. Montana has enacted legislation requiring that optional annuity benefits offered pursuant to Contracts purchased in Montana not vary on the basis of sex. On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Because of this decision, the settlement option rates applicable to Contracts purchased under an employment-related insurance or benefit program may in some cases not vary on the basis of sex. Any unisex rates to be provided by us will apply for tax-qualified plans and those plans where an employer believes that the Norris decision applies. Employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, and any comparable state laws that may be applicable, on any employment-related insurance or benefit plan for which a Contract may be purchased.

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center.

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

24

FEDERAL TAX STATUS

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Deferral During Accumulation Period

In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their contracts. In those circumstances, the account’s income and gains would be currently includible in the contract owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the contract owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals. As a general rule, Contracts held by “nonnatural persons” such as a

25

FEDERAL TAX STATUS

corporation, trust, or other similar entity are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.

The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the contract. For these purposes, the investment in the contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.

Once the total amount of the investment in the contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction.

There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.

Tax Treatment of Death Benefit

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an

26

FEDERAL TAX STATUS

annuity income option, such proceeds are includible in the same manner as annuity income payments.

After the Annuity Date, where a guaranteed period exists under the annuity income option then in effect and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Assignments, Pledges, and Gratuitous Transfers

Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or a former spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the contract at the time of the transfer. In such a case, the transferee’s investment in the contract is increased to reflect the amount includible in the transferor’s income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law). For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1/2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time an immediate annuity issued by us, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his or her interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one contract for purposes of determining the amount of any full or partial surrender that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the

27

FEDERAL TAX STATUS

exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. A Roth IRA may not accept rollover contributions from other qualified plans.

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above conditions is satisfied.

28

FEDERAL TAX STATUS

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly transferred to certain Qualified Plans.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that we are permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Annuity Commencement Date, the person entitled to receive annuity payments shall have the voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount

29

VOTING RIGHTS

invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has the right to instruct will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the meeting of the Funds. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Funds.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of ours and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of ours, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with us.

Commissions and other distribution compensation to be paid to our representatives with respect to the Contracts will be paid by us and will not result in any charge to Contract Owners or to the Variable Account in addition to the charges described in this Prospectus. Our representatives are paid a commission of not more than 4% of the premiums paid on the Contracts. Further, our representatives may be eligible to receive certain benefits based on the amount of earned commissions.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Financial nor Thrivent Investment Management is involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of Thrivent Financial and the Variable Account are contained in the Statement of Additional Information.

30

STATEMENT OF ADDITIONAL INFORMATION

Below is a copy of the Table of Contents included in the SAI. To obtain a copy of this document, complete and mail the form below.

Introduction
Distribution of the Contracts
Standard and Poor’s Disclaimer
Independent Registered Public Accounting Firm and Financial Statements

To obtain the FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT Statement of Additional Information, send this request form to:

Thrivent Financial for Lutherans

4321 North Ballard Road

Appleton, WI 54919-0001

Please send me a copy of the most recent FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT SAI FOR THRIVENT VARIABLE ANNUITY ACCOUNT B.

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

31

APPENDIX A—DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account on or before the Annuity Commencement Date.

Annuitant. The person(s) named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Commencement Date. The date when Annuity Income payments will begin if an Annuitant is living on that date.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Contract. The individual flexible premium variable annuity contract offered by Thrivent Financial and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue of the Contract.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue of the Contract and ending on the first Contract Anniversary.

Fixed Account. The Fixed Account is the general account of Thrivent Financial, which consists of all assets of Thrivent Financial other than those allocated to a separate account of Thrivent Financial. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 3.0%) declared by Thrivent Financial at least annually. Amounts accumulated in the Fixed Account are guaranteed by Thrivent Financial.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.

Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Qualified Plan. A retirement plan qualified under Section 401, 403 408 or 408A or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. A subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Valuation Day. Each day the New York Stock Exchange is open for trading.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. Thrivent Variable Annuity Account B, which is a separate account of Thrivent Financial. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice signed by the Contract Owner and received in good order at our Service Center.

32

APPENDIX B—CONDENSED FINANCIAL INFORMATION

The following table shows the historical performance of Accumulation Unit Values and number of Accumulation Units for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information.

Thrivent Aggressive Allocation Subaccount[7]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.36	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,248,862	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderately Aggressive Allocation Subaccount[7]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.13	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	3,666,481	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderate Allocation Subaccount[7]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.92	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	5,223,095	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Moderately Conservative Allocation Subaccount[7]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.66	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,084,576	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Technology Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$11.26	$10.86	$ 7.25	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.55	$11.26	$10.86	$ 7.25	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	439,660	448,960	347,719	68,971	N/A	N/A	N/A	N/A	N/A	N/A

33

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Partner Small Cap Growth Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$11.92	$10.82	$ 7.61	$10.54	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$12.25	$11.92	$10.82	$ 7.61	$10.54	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,107,544	1,357,725	1,462,149	1,692,220	426,759	N/A	N/A	N/A	N/A	N/A
Thrivent Partner Small Cap Value Subaccount[6]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$16.99	$14.05	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$17.62	$16.99	$14.50	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	877,831	759,331	211,508	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Small Cap Stock Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$12.79	$10.69	$ 7.71	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.77	$12.79	$10.69	$ 7.71	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,562,137	1,076,765	630,167	286,454	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Small Cap Index Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$12.70	$10.52	$ 7.69	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.48	$12.70	$10.52	$ 7.69	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,827,454	1,828,948	1,380,116	694,625	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Mid Cap Growth Subaccount[3]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$15.76	$14.31	$10.64	$14.56	$18.35	$16.36	$11.05	$10.00	N/A	N/A
End of period	$17.34	$15.76	$14.31	$10.64	$14.56	$18.35	$16.36	$11.05	N/A	N/A
Number of Accumulation Units Outstanding at end of period	19,920,632	24,875,787	18,406,117	20,073,625	21,999,035	18,256,799	9,407,840	4,916,782	N/A	N/A
Thrivent Partner Mid Cap Value Subaccount[7]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.46	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	131,226	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

34

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Mid Cap Stock Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$12.25	$10.57	$ 8.08	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$14.11	$12.25	$10.57	$ 8.08	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,462,130	603,101	350,496	196,125	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Mid Cap Index Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$12.22	$10.67	$ 8.00	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.57	$12.22	$10.67	$ 8.00	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,792,216	1,701,636	1,242,526	674,861	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Partner International Stock Subaccount[2]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$13.37	$11.69	$ 9.01	$11.03	$14.12	$17.02	$12.83	$11.11	$10.93	$10.00
End of period	$15.04	$13.37	$11.69	$ 9.01	$11.03	$14.12	$17.02	$12.83	$11.11	$10.93
Number of Accumulation Units Outstanding at end of period	18,157,750	19,151,662	19,339,439	21,400,694	23,248,744	22,301,797	17,359,292	14,890,293	12,470,902	6,809,063
Thrivent Partner All Cap Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$ 8.63	$ 7.67	$ 6.82	$10.30	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$10.10	$ 8.63	$ 7.67	$ 6.28	$10.30	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,557,962	2,580,719	2,901,149	3,528,929	502,342	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Growth Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$49.07	$46.08	$35.70	$51.57	$64.49	$68.60	$48.27	$38.02	$29.52	$24.38
End of period	$51.94	$49.07	$46.08	$35.70	$51.57	$64.49	$68.60	$48.27	$38.02	$29.52
Number of Accumulation Units Outstanding at end of period	16,269,368	19,880,712	22,486,902	25,285,543	30,408,734	29,904,105	27,300,490	24,210,985	19,279,447	13,809,177
Thrivent Large Cap Growth Subaccount II4
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$ 9.46	$ 8.89	$ 7.32	$10.08	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$10.02	$ 9.46	$ 8.89	$ 7.32	$10.08	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	1,277,490	1,563,487	1,782,132	2,076,730	471,010	N/A	N/A	N/A	N/A	N/A

35

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Partner Growth Stock Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.87	$10.00	$ 7.71	$10.15	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$11.43	$10.87	$10.00	$ 7.71	$10.15	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,885,514	3,079,133	2,887,064	2,899,125	504,103	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Value Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.97	$ 9.72	$ 7.73	$10.13	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$11.61	$10.97	$ 9.72	$ 7.73	$10.13	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	9,641,269	9,211,758	8,083,860	7,340,282	557,003	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Stock Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.46	$ 9.74	$ 8.12	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.89	$10.46	$ 9.74	$ 8.12	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	5,527,867	4,408,996	2,708,647	823,141	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Large Cap Index Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$11.38	$10.41	$ 8.21	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.79	$11.38	$10.41	$ 8.21	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	4,005,231	3,792,220	2,463,326	1,082,325	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Real Estate Securities Subaccount[6]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$17.26	$12.91	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$19.33	$17.26	$12.91	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,330,908	2,005,881	813,370	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Balanced Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$11.47	$10.73	$ 9.26	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.79	$11.47	$10.73	$ 9.26	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,594,448	2,550,541	1,889,847	1,038,102	N/A	N/A	N/A	N/A	N/A	N/A

36

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent High Yield Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$27.32	$25.08	$19.81	$21.93	$23.02	$29.28	$26.78	$27.50	$24.35	$22.06
End of period	$28.11	$27.32	$25.08	$19.81	$21.93	$23.02	$29.28	$26.78	$27.50	$24.35
Number of Accumulation Units Outstanding at end of period	11,171,281	13,872,317	15,572,891	17,287,833	21,241,884	21,986,419	21,383,391	20,236,846	15,720,991	10,632,678
Thrivent High Yield Subaccount II5
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$13.08	$12.25	$ 9.87	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$13.40	$13.08	$12.25	$ 9.87	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	674,099	832,491	745,642	347,958	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Income Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$29.48	$28.46	$26.52	$25.35	$23.88	$21.87	$22.57	$20.86	$19.39	$18.98
End of period	$29.83	$29.48	$28.46	$26.52	$25.35	$23.88	$21.87	$22.57	$20.86	$19.39
Number of Accumulation Units Outstanding at end of period	11,226,596	13,903,056	16,802,315	20,314,116	21,672,281	18,874,587	18,690,873	16,424,298	11,878,420	9,066,360
Thrivent Bond Index Subaccount[5]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$11.28	$10.98	$10.71	$10.00	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$11.40	$11.28	$10.98	$10.71	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	2,147,680	2,355,756	2,262,305	1,694,515	N/A	N/A	N/A	N/A	N/A	N/A
Thrivent Limited Maturity Bond Subaccount[4]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.82	$10.74	$10.39	$ 9.93	$10.00	N/A	N/A	N/A	N/A	N/A
End of period	$10.91	$10.82	$10.74	$10.39	$ 9.93	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	6,762,295	7,618,978	7,456,131	9,283,291	1,780,662	N/A	N/A	N/A	N/A	N/A
Thrivent Mortgage Securities Subaccount[6]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$10.40	$10.11	$10.00	N/A	N/A	N/A	N/A	N/A	N/A	N/A
End of period	$10.49	$10.40	$10.11	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Number of Accumulation Units Outstanding at end of period	891,445	799,872	495,417	N/A	N/A	N/A	N/A	N/A	N/A	N/A

37

APPENDIX B—CONDENSED FINANCIAL INFORMATION

Thrivent Money Market Subaccount[1]
	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Accumulation Unit Value:
Beginning of period	$1.81	$1.81	$1.81	$1.81	$1.76	$1.67	$1.61	$1.55	$1.48	$1.43
End of period	$1.84	$1.81	$1.81	$1.81	$1.81	$1.76	$1.67	$1.61	$1.55	$1.48
Number of Accumulation Units Outstanding at end of period	32,088,893	39,871,323	58,095,555	101,665,254	128,732,333	86,928,411	88,494,861	57,199,273	34,676,637	31,024,219

[1]	The Subaccount commenced operations on February 3, 1994.
[2]	The Subaccount commenced operations on January 18, 1996.
[3]	The Subaccounts commenced operations on January 30, 1998.
[4]	The Subaccounts commenced operations on November 30, 2001.
[5]	The Subaccounts commenced operations on April 30, 2002.
[6]	The Subaccounts commenced operations on April 30, 2003.
[7]	The Subaccounts commenced operations on April 29, 2005.

38

No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

Thrivent Financial for Lutherans®

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

VP63-1 R5-06

Thrivent Variable Annuity Account B

Statement of Additional Information

Dated May 1, 2006

for

Flexible Premium Deferred

Variable Annuity Contract

Issued by

Thrivent Financial for Lutherans

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the Prospectus dated May 1, 2006 (the “Prospectus”) for Thrivent Variable Annuity Account B (the “Variable Account”) describing a flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Financial for Lutherans (“Thrivent Financial”) to persons eligible for membership in Thrivent Financial. Much of the information contained in this SAI expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-THRIVENT (847-4836), or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this SAI that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

INTRODUCTION

The Contract was issued by Thrivent Financial. Thrivent Financial, a fraternal benefit society owned and operated for its members, was organized under Internal Revenue Code section 501(c)(8) and established in 1902 under the laws of the State of Wisconsin. Thrivent Financial is currently licensed to transact life insurance business in all 50 states and the District of Columbia. Thrivent Financial began operating by its current name on or about May 21, 2002. Prior to that date, Thrivent Financial did business as Aid Association for Lutherans/Lutheran Brotherhood or AAL/LB as a result of Lutheran Brotherhood (“LB”) merging with and into Aid Association for Lutherans (“AAL”) on January 1, 2002. The Contract may have been sold to or in connection with retirement plans that may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Financial and/or to the Fixed Account. The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the

Fund that accompanies the Prospectus describes the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Financial.

DISTRIBUTION OF THE CONTRACTS

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), an indirect subsidiary of Thrivent Financial, acts as the principal underwriter of the Contracts pursuant to a Distribution Agreement to which Thrivent Financial and the Variable Account are also parties. The Contracts are no longer sold.

There are no special purchase plans or exchange privileges not described in the Prospectus. See “THE CONTRACTS—Transfers” in the Prospectus.

No charge for sales expense is deducted from premiums at the time premiums are paid. However, a surrender charge, which may be deemed to be a contingent deferred sales charge, is deducted from the Accumulated Value of the Contract in the case where the Contract is surrendered, in whole or in part, before annuity payments begin and, if certain settlement options are selected, at the time annuity payments begin, under the circumstances described in, and in amounts calculated as described in, the Prospectus under the heading “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)”.

STANDARD AND POOR’S DISCLAIMER

The Contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the Contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the Contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the Contract or the timing of the issuance or sale of the Contracts or in the determination or calculation of the equation by which the Contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the Contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by AAL, owners of the Contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500® or the S&P 600 SmallCap indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The consolidated financial statements of Thrivent Financial at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Variable Annuity Account B at December 31, 2005 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Financial included in this SAI and Registration Statement should be considered as bearing only upon the ability of Thrivent Financial to meet its obligations under the Contracts. The value of the interests of owners and beneficiaries under the Contracts are affected primarily by the investment results of the Subaccounts of the Variable Account.

Thrivent Financial for Lutherans

Consolidated Financial Statements

For the Years Ended December 31, 2005, 2004 and 2003

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Financial for Lutherans

We have audited the accompanying consolidated balance sheets of Thrivent Financial for Lutherans (Thrivent Financial) as of December 31, 2005 and 2004, and the related consolidated statements of operations, members’ equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of Thrivent Financial’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of Thrivent Financial’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Thrivent Financial at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

January 30, 2006

Thrivent Financial for Lutherans

Consolidated Balance Sheets

as of December 31, 2005 and 2004

(in millions)

	2005	2004
Assets
Fixed maturity securities, at fair value	$30,427	$30,844
Equity securities, at fair value	1,046	990
Mortgage loans	6,748	6,010
Contract loans	1,238	1,247
Short-term investments	2,089	2,949
Amounts due from brokers	20	7
Other investments	754	502

Total investments	42,322	42,549

Cash and cash equivalents	1,084	1,203
Accrued investment income	382	378
Receivables	147	116
Deferred acquisition costs	2,146	1,922
Property and equipment, net	146	162
Other assets	20	16
Assets held in separate accounts	11,251	10,404

Total Assets	$57,498	$56,750

Liabilities
Future contract benefits	$12,556	$11,941
Contractholder funds	23,308	23,136
Unpaid claims and claim expenses	208	203
Amounts due to brokers	1,207	1,462
Securities lending obligation	1,936	2,289
Other liabilities	610	669
Liabilities related to separate accounts	11,251	10,404

Total Liabilities	51,076	50,104

Members’ Equity
Retained earnings	6,088	5,590
Accumulated other comprehensive income	334	1,056

Total Members’ Equity	6,422	6,646

Total Liabilities and Members’ Equity	$57,498	$56,750

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Operations

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	2005	2004	2003
Revenues
Premiums	$1,220	$1,217	$1,253
Net investment income	2,250	2,194	2,144
Realized investment gains, net	83	269	89
Contract charges	600	569	536
Other revenue	244	220	178

Total Revenues	4,397	4,469	4,200

Benefits and Expenses
Contract claims and other benefits	1,119	1,031	998
Increase in contract reserves	602	660	664
Interest credited	998	1,013	1,053
Dividends to members	250	251	281

Total benefits	2,969	2,955	2,996

Underwriting, acquisition and insurance expenses	566	653	665
Amortization of deferred acquisition costs	196	225	151
Fraternal benefits and expenses	168	148	136

Total expenses	930	1,026	952

Total Benefits and Expenses	3,899	3,981	3,948

Net Income	$498	$488	$252

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Members’ Equity

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balance as of January 1, 2003	$4,850	$805	$5,655
Comprehensive Income:
Net income	252	—	252
Other comprehensive income	—	361	361

Total comprehensive income			613

Balance as of December 31, 2003	5,102	1,166	6,268

Comprehensive Income:
Net income	488	—	488
Other comprehensive loss	—	(110)	(110)

Total comprehensive income			378

Balance as of December 31, 2004	5,590	1,056	6,646

Comprehensive Income (Loss):
Net income	498	—	498
Other comprehensive loss	—	(722)	(722)

Total comprehensive loss			(224)

Balance as of December 31, 2005	$6,088	$334	$6,422

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Consolidated Statements of Cash Flows

For the Years Ended December 31, 2005, 2004 and 2003

(in millions)

	2005	2004	2003
Operating Activities
Net income	$498	$488	$252
Adjustments to reconcile net income to net cash provided by operating activities:
Change in contract liabilities and accruals	620	588	534
Change in contractholder funds	574	(53)	360
Change in deferred acquisition costs	(21)	(16)	(114)
Realized investment (gains) losses, net	(83)	(269)	(89)
Changes in other assets and liabilities	(28)	99	140

Net Cash Provided by Operating Activities	1,560	837	1,083

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	11,524	12,363	9,581
Cost of fixed maturity securities acquired	(10,742)	(13,566)	(13,246)
Proceeds from sales of equity securities	797	1,572	918
Cost of equity securities acquired	(919)	(1,187)	(611)
Proceeds from mortgage loans sold, matured or repaid	983	770	962
Cost of mortgage loans acquired	(1,676)	(915)	(952)
Sales (purchases) of fixed maturity securities under mortgage roll program, net	(816)	(614)	1,319
Contract loans repaid (issued), net	9	9	16
Sales (purchases) of short-term investments, net	311	(1,958)	(324)
Change in collateral held for securities lending	(353)	2,289	—
Other, net	(395)	(827)	192

Net Cash Used in Investing Activities	(1,277)	(2,064)	(2,145)

Financing Activities
Universal life and investment contract receipts	1,522	1,638	1,937
Universal life and investment contract withdrawals	(1,924)	(959)	(877)

Net Cash Provided by (Used in) Financing Activities	(402)	679	1,060

Net Change in Cash and Cash Equivalents	(119)	(548)	(2)
Cash and Cash Equivalents, Beginning of Year	1,203	1,751	1,753

Cash and Cash Equivalents, End of Year	$1,084	$1,203	$1,751

The accompanying notes are an integral part of these consolidated financial statements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements

December 31, 2005

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Financial for Lutherans (“Thrivent Financial”) is a fraternal benefit society providing to its members life insurance and retirement products, disability income and long-term care insurance as well as Medicare supplement insurance. Thrivent Financial is licensed to conduct business throughout the United States and distributes its products to its members through a network of career financial representatives. Thrivent Financial also offers its members additional related financial products and services, such as mutual funds and banking and trust services, through its subsidiaries and affiliates.

Significant Accounting Policies

The accompanying consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The significant accounting practices used in preparation of the consolidated financial statements are summarized as follows:

Principles of Consolidation

The consolidated financial statements include the accounts of Thrivent Financial and its wholly-owned subsidiaries, which include a stock life insurance company, a broker-dealer and registered investment advisor, a bank, a real estate development company, a transfer agent and a property and casualty insurance agency. All significant inter-company transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments

Fixed maturity securities: Investments in fixed maturity securities are classified as available-for-sale and carried at fair value. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

Equity securities: Investments in equity securities are classified as available-for-sale and carried at fair value.

Mortgage loans: Mortgage loans are generally stated at their unpaid principal balances, adjusted for premium and discount amortization and an allowance for uncollectible balances. Discounts or premiums are amortized over the term of the loans using the effective interest method.

Contract loans: Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments: Short-term investments are carried at amortized cost, which approximates fair value. Short-term investments consist primarily of collateral on loaned securities, which is invested in an affiliated money market mutual fund; short-term government securities and corporate notes. Substantially all the short-term investments have contractual maturities of twelve months or less at the time of acquisition.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Investments, continued

Other investments: Other investments consist of equity limited partnerships, real estate joint ventures, derivative instruments and real estate. Real estate joint ventures and equity limited partnerships are valued primarily using the equity basis. Derivatives are carried at fair market value. Real estate is valued at cost plus capital expenditures less accumulated depreciation.

Loaned securities: Securities loaned under Thrivent Financial’s securities lending agreement are included in the Consolidated Balance Sheets. Thrivent Financial generally receives cash collateral in an amount that is in excess of the market value of the securities loaned and the cash collateral is invested in a segregated affiliated money market mutual fund included in short-term investments on the Consolidated Balance Sheets. An obligation is also recognized for the amount of the collateral and is included in the Consolidated Balance Sheets. Market values of securities loaned and collateral are monitored daily and additional collateral is obtained as necessary.

Mortgage dollar roll program. Thrivent Financial uses a mortgage dollar roll program to enhance the yield on its mortgage backed securities (MBS). MBS dollar rolls are similar to repurchase agreements, where the investor sells a mortgage backed security and agrees to buy a similar security at a specified later date. Thrivent Financial’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. Thrivent Financial had $1.2 billion and $1.3 billion in the mortgage roll program outstanding as of December 31, 2005 and 2004, respectively.

Unrealized investment gains and losses: Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of members’ equity.

Realized investment gains and losses: Realized investment gains and losses on sales of securities are determined using an average cost method. Thrivent Financial periodically reviews its securities portfolios for issues that may have impairments that are other-than-temporary. Factors considered in its evaluation include the following: 1) whether the decline is substantial (greater than 20% decline in fair value; 2) the duration of the decline (greater than 12 months); 3) reasons for the decline (interest rate changes, market fluctuation or credit issues); 4) the credit quality of the issuer and 5) Thrivent Financial’s ability and intent to hold the investments for a period of time to allow for recovery or until maturity of the security. Investments that are determined to be other-than-temporarily impaired are written down to fair value and the write-down is included in realized investment gains and losses in the Consolidated Statements of Operations. Changes in the allowances for mortgage loans and real estate are also included with realized investment gains and losses.

Cash and Cash Equivalents

Cash and cash equivalents are carried at cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs which vary with and are primarily attributable to the production of new and renewal business have been deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, selling, selection and contract issue expenses.

For interest sensitive life, participating life and investment products, these costs are amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Deferred Acquisition Costs, continued

amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Amortization of acquisition costs for other contracts is charged to expense in proportion to premium revenue recognized.

Property and Equipment

Property and equipment are carried at cost, net of accumulated depreciation. Depreciation expense is determined primarily using the straight-line method over the estimated useful lives of the assets.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Consolidated Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts, and for which the contractholder, rather than Thrivent Financial, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. Operating results of the separate accounts are not included in the Consolidated Statements of Operations. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits and guaranteed minimum accumulation benefits. At December 31, 2005 and 2004, reserves totaling $3 million and $2 million, respectively for these benefits have been recognized.

Contract Liabilities and Accruals

Reserves for future contract benefits for participating life insurance are net level reserves computed using the same interest and mortality assumptions as used to compute cash values.

Reserves for future contract benefits for non-participating life insurance are also net level reserves, computed using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Reserves for health contracts are generally computed using current pricing assumptions. For Medicare supplement, disability income and long term care contracts, reserves are computed on a net level basis using realistic assumptions, with provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported, relating primarily to health contracts. These reserves are based on past experience and applicable morbidity tables.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

For life and some annuity contracts other than universal life or investment contracts, premiums are recognized as revenues over the premium paying period, with reserves for future benefits established on a prorated basis from such premiums.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Insurance Revenues and Benefits, continued

Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

For health contracts, gross premiums are prorated over the contract term of the contracts with the unearned premium included in the contract reserves.

Other Revenue

Other revenue consists primarily of fees earned from investment advisory services performed for the Thrivent family of mutual funds and variable product investment funds.

Dividends to Members

Thrivent Financial’s insurance products are participating in nature. Dividends to members for these policies are recognized over the contract year and are reflected in the Consolidated Statements of Operations. The majority of life insurance contracts, except for universal life and term contracts, begin to receive dividends at the end of the second contract year. Dividends are not currently being paid on most interest-sensitive and health insurance contracts. Dividend scales are approved annually by Thrivent Financial’s Board of Directors.

Fraternal Benefits and Expenses

Fraternal benefits and expenses include all fraternal activities as well as expenses incurred to provide or administer fraternal benefits, and expenses related to Thrivent Financial’s fraternal character. This includes items such as benevolences to help meet the needs of people, educational benefits to raise community and family awareness of issues, church grants and costs necessary to maintain Thrivent Financial’s fraternal branch system. Thrivent Financial conducts its fraternal activities primarily through its chapter system, which is made up of approximately 1,400 chapters, whose members participate in locally sponsored charitable activities.

Income Taxes

Thrivent Financial, as a fraternal benefit society, qualifies as a tax-exempt organization under the Internal Revenue Code. Thrivent Financial’s subsidiaries file a consolidated federal income tax return. The federal income tax provision is based upon amounts estimated to be currently payable and deferred income taxes resulting from temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

Income tax expense recorded by Thrivent Financial’s subsidiaries for the years ended December 31, 2005, 2004 and 2003 totaled $6 million, $17 million and $20 million, respectively. This tax expense is included as a component of underwriting, acquisition and insurance expenses in the Consolidated Statements of Operations. Thrivent Financial’s subsidiaries had a net deferred tax liability as of December 31, 2005 and 2004 of $37 million and $41 million, respectively.

New Accounting Standards

In July 2003, the American Institute of Certified Public Accountants issued Statement of Position 03-1 (SOP 03-1), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

New Accounting Standards, continued

Contracts and for Separate Accounts, effective for fiscal years beginning after December 15, 2003. SOP 03-1 addresses accounting and financial statement presentation for separate accounts, sales inducements, and non-traditional contract features not covered by other authoritative accounting literature including guaranteed minimum death benefits on variable annuity contracts. Thrivent Financial adopted SOP 03-1 effective January 1, 2004 and the effect of initially adopting SOP 03-1 was not significant to Thrivent Financial.

In December 2003, the Financial Accounting Standards Board (FASB) revised Interpretation No. 46 (FIN 46R), Consolidation of Variable Interest Entities, which was originally issued in January 2003. FIN 46R provides criteria on the identification of variable interest entities (VIE) and the determination of whether a variable interest holder should consolidate the VIE. Thrivent Financial adopted FIN46R effective January 1, 2004 and adoption did not require the consolidation of any entities not previously included in the consolidated financial statements.

In December 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 132 -revised 2003 (SFAS 132R), Employers’ Disclosures about Pensions and other Post-Retirement Benefits. This standard expands existing disclosures by requiring more details about pension plan assets, benefit obligations, cash flows, benefit costs and related information. Thrivent Financial has adopted the disclosure provisions of SFAS 132R.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation.

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of Thrivent Financial’s investment in fixed maturity securities is summarized as follows (in millions):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2005

Loan-backed obligations of U.S. Government corporations and agencies	$5,309	$14	$79	$5,244
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	987	20	5	1,002
Corporate and other bonds	18,981	565	194	19,352
Mortgage & asset-backed securities	4,904	15	90	4,829

Total fixed maturity securities	$30,181	$614	$368	$30,427

December 31, 2004

Loan-backed obligations of U.S. Government corporations and agencies	$6,274	$55	$18	$6,311
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	1,206	19	3	1,222
Corporate and other bonds	17,512	1,102	41	18,573
Mortgage & asset-backed securities	4,694	66	22	4,738

Total fixed maturity securities	$29,686	$1,242	$84	$30,844

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of December 31, 2005 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Loan-backed obligations of U.S. Government corporations and agencies	82	$2,032	$34	45	$1,536	$45
U.S. Treasury securities and non-loan-backed obligations of U.S. Government corporations and agencies	17	367	4	5	48	1
Corporate and other bonds	924	5,916	136	223	1,566	58
Mortgage & asset-backed securities	141	2,584	45	67	1,372	45

Fixed maturity securities	1,164	$10,899	$219	340	$4,522	$149

As of December 31, 2005, gross unrealized losses on fixed maturity securities totaled $368 million comprising 1,504 issuers. Of this amount, $149 million, comprised of 340 issuers, was in the greater than twelve month category. Based on Thrivent Financial’s review of these securities, none of the fixed maturity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2005 are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties (in millions).

	Amortized Cost	Fair Value
Due in one year or less	$1,221	$1,226
Due after one year through five years	6,040	6,119
Due after five years through ten years	8,306	8,421
Due after ten years	4,401	4,588
Loan-backed obligations of U.S. Government Corporations and agencies	5,309	5,244
Mortgage and asset-backed securities	4,904	4,829

Total fixed maturity securities	$30,181	$30,427

Equity Securities

The cost and fair value of Thrivent Financial’s investment in equity securities as of December 31, 2005 and 2004 are summarized as follows (in millions):

	2005	2004
Cost	$862	$822
Gross unrealized gains	214	176
Gross unrealized losses	(30)	(8)

Fair value	$1,046	$990

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Equity Securities, continued

Included in the equities securities balances discussed above is approximately $57 million and $42 million of investments in mutual funds from the Thrivent Financial mutual fund family as of December 31, 2005 and 2004, respectively.

The following table shows the fair value and gross unrealized losses by length of time that individual equity securities have been in a continuous unrealized loss position, as of December 31, 2005 (in millions):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
Equity securities	167	$173	$25	23	$33	$5

As of December 31, 2005, gross unrealized losses on equity securities totaled $30 million comprising 190 issuers. Of this amount, $5 million, comprised of 23 issuers, was in the greater than twelve month category. Based on Thrivent Financial’s review of these securities, none of the equity securities with unrealized losses in excess of twelve months were considered other than temporarily impaired.

Mortgage Loans

Thrivent Financial invests in mortgage loans, principally involving commercial real estate. Such investments consist of first mortgage liens on completed income producing properties. The unpaid principal balances of mortgage loans and the allowance for credit losses as of December 31, 2005 and 2004, were as follows (in millions):

	2005	2004
Commercial	$5,651	$5,003
Church	824	768
Non-commercial	305	269

	6,780	6,040

Allowance for credit losses	(32)	(30)

Total	$6,748	$6,010

Impaired mortgage loans:
With allowance for uncollectible loans	$—	$—
Without allowance for uncollectible loans	$3	$23
Allowance for credit losses on impaired mortgage loans	$—	$1
Average investment in impaired loans	$11	$28

The change in the allowance for credit losses for the years ended December 31, 2005, 2004 and 2003 was as follows (in millions):

	2005	2004	2003
Allowance for credit losses, beginning of year	$30	$35	$75
Net additions (reductions)	2	(5)	(40)

Allowance for credit losses, end of year	$32	$30	$35

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Mortgage Loans, continued

During 2003, Thrivent Financial completed a review of loan loss experience factors used in establishing the allowance for credit losses. As a result of this review, Thrivent Financial reduced the allowance for credit losses by $40 million.

Thrivent Financial does not accrue interest income on impaired mortgage loans, rather income is recognized for these loans when received. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that Thrivent Financial will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. Interest income recognized on impaired mortgage loans totaled $0.2 million, $2 million and $3 million during the years ended December 31, 2005, 2004 and 2003, respectively.

The distribution of Thrivent Financial’s mortgage loan investments among various geographic regions of the United States as well as by property type as of December 31, 2005 and 2004 were as follows:

	2005	2004
Geographic Region
Pacific	24%	22%
South Atlantic	22	26
East North Central	13	14
West North Central	12	11
Mountain	10	10
Other	19	17

Total	100%	100%

Property Type
Industrial	30%	30%
Office	18	18
Retail	17	18
Hotels/Motels	1	1
Apartments	8	8
Other	26	25

Total	100%	100%

Derivative Financial Instruments

Thrivent Financial uses derivative financial instruments in the normal course of business to manage investment risks, to reduce interest rate and duration imbalances determined in asset/liability analyses and to offset risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Thrivent Financial does not use hedge accounting treatment for any of its derivative financial instruments.

Foreign currency swaps

Thrivent Financial utilizes foreign currency swaps to manage the risk associated with changes in the exchange rate of Canadian and Australian denominated securities. The swaps convert a stream of Canadian or Australian dollar payments to U.S. dollar payments. The swaps are valued at market value at each reporting period and the change in the market value is recognized in earnings. No cash is exchanged at the outset of the swaps and interest payments received are recorded as a component of net investment income.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Derivative Financial Instruments, continued

Total rate of return swaps

Thrivent Financial utilizes total rate of return swaps to enhance the return on pools of collateralized mortgage backed securities. The swap contracts are generally three months in duration and are valued at market value at each reporting period with the change in market value recognized in earnings. No cash is exchanged at the outset of the swap and payments on the swap are exchanged monthly and recorded as a component of net investment income.

Futures

Thrivent Financial utilizes futures contracts to manage a portion of the risks associated with the guaranteed minimum accumulation benefit feature of one of its variable annuity products. Thrivent Financial began entering into such contracts in 2005. Cash paid for the future contract is recorded in other invested assets. The future contracts are valued at market value at each reporting period and the change in the market value is recognized in earnings.

Covered written call options

Thrivent Financial sells covered written call option contracts to enhance the return on residential mortgage-backed “to be announced” collateral which it owns. The premium received for these call options is recorded as a liability and at market value at each reporting period with the change in market value recognized in earnings. All positions in these contracts are settled at month end. Upon disposition of the options, the gains are recorded as a component of net investment income. During the years ended 2005 and 2004, $18 million and $52 million, respectively, was received in call premium.

Convertible Bonds and Preferred Stocks

Thrivent Financial owns bonds and preferred stocks with convertible options, which are recorded as embedded derivatives. The securities are bifurcated with the option value recorded in other invested assets. These embedded derivatives are valued at market value at each reporting period and the change in market value is recognized in earnings.

The following table summarizes the carrying value, which equals fair value, and the notional amounts of Thrivent Financial’s derivative financial instruments at December 31, 2005 and 2004 (in millions):

	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
December 31, 2005

Foreign currency swaps	$—	$—	$4	$57
Total rate of return swaps	1	100	—	—
Futures	6	6	—	—
Convertible bonds and preferred stocks	474	564	—	—

Total	$481	$670	$4	$57

December 31, 2004

Foreign currency swaps	$—	$—	$5	$15
Total rate of return swaps	1	50	—	—
Futures	—	—	—	—
Convertible bonds and preferred stocks	241	372	—	—

Total	$242	$422	$5	$15

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Convertible Bonds and Preferred Stocks, continued

Notional amounts do not represent amounts exchanged by the parties and are therefore not a measure of Thrivent Financial’s exposure. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, such as interest rates, exchange rates, security prices, or financial and other indices.

Investment Income

Investment income by type of investment for the years ended December 31, 2005, 2004 and 2003 is summarized as follows (in millions):

	2005	2004	2003
Fixed maturity securities	$1,620	$1,588	$1,533
Equity securities	36	42	36

Mortgage loans	463	434	459
Contract loans	87	87	88

Other invested assets	76	72	80

	2,282	2,223	2,196
Investment expenses	32	29	52

Net investment income	$2,250	$2,194	$2,144

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31, 2005, 2004 and 2003, were as follows (in millions):

	2005	2004	2003
Net gains(losses) on sales:
Fixed maturity securities
Gross gains	$187	$304	$335
Gross losses	(160)	(148)	(170)

Equity securities
Gross gains	96	166	87
Gross losses	(37)	(57)	(86)
Other	—	—	1

	86	265	167

Provisions for losses:
Fixed maturity securities	(1)	(1)	(56)
Equity securities	—	—	(62)
Mortgage loans	(2)	5	40

	(3)	4	(78)

Realized investment gains(losses), net	$83	$269	$89

Proceeds from the sale of fixed maturity securities, net of mortgage dollar roll transactions, were $10.5 billion, $11.6 billion and $4.5 billion for the years ended December 31, 2005, 2004 and 2003, respectively.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 2. Investments, continued

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income as of December 31, 2005 and 2004 are shown below (in millions):

	2005	2004
Unrealized investment gains	$410	$1,316
Deferred acquisition cost adjustment	(30)	(233)
Deferred income tax adjustment	2	(4)
Minimum pension liability adjustment	(48)	(23)

Total	$334	$1,056

Other Comprehensive Income

The components of other comprehensive income (loss) for the years ended December 31, 2005, 2004 and 2003 are as follow (in millions):

	2005	2004	2003
Unrealized investment gains and losses arising during the period on securities available for sale	$(821)	$62	$438
Reclassification adjustment for realized gains and losses included in net income	(85)	(264)	(48)
Change in deferred acquisition costs due to unrealized investment gains and losses	203	98	(29)
Change in deferred income taxes due to unrealized investment gains and losses	6	(1)	3
Minimum pension liability adjustment	(25)	(5)	(3)

Total other comprehensive income (loss)	$(722)	$(110)	$361

Note 3. Deferred Acquisition Costs

The change in deferred acquisition costs for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	2005	2004	2003
Balance at beginning of year	$2,155	$2,139	$2,025
Capitalization of acquisition costs	217	241	265

Acquisition costs amortized	(196)	(225)	(151)

	2,176	2,155	2,139

Adjustment for unrealized investment gains and losses	(30)	(233)	(331)

Balance at end of year	$2,146	$1,922	$1,808

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 4. Property and Equipment

The components of property and equipment as of December 31, 2005 and 2004 are as follows (in millions):

	2005	2004
Buildings	$143	$140
Furniture and equipment	264	238
Other	17	17

	424	395
Accumulated depreciation	(278)	(233)

Property and equipment, net	$146	$162

Depreciation expense for the years ended December 31, 2005, 2004 and 2003 was $46 million, $44 million and $43 million, respectively.

Note 5. Benefit Plans

Pension and Other Postretirement Benefits

Thrivent Financial has a qualified noncontributory defined benefit retirement plan which provides benefits to substantially all home office and field employees upon retirement. Thrivent Financial also provides certain health care and life insurance benefits for substantially all retired home office and field personnel. Thrivent Financial uses a measurement date of December 31 in its benefit plan disclosures.

The components of net periodic pension expense for Thrivent Financial’s qualified retirement and other plans for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	Retirement Plans			Other Plans
	2005	2004	2003	2005	2004	2003
Service cost	$18	$19	$19	$3	$2	$3
Interest cost	35	35	36	6	6	5
Expected return on plan assets	(47)	(44)	(43)	—	—	—
Amortization of prior service cost	(1)	(1)	(1)	(1)	(1)	(1)
Other	2	—	—	1	2	—

Periodic cost	$7	$9	$11	$9	$9	$7

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

The plans’ funded status and the amounts recognized in the consolidated financial statements as of December 31, 2005 and 2004 were as follows (in millions):

	Retirement Plans		Other Plans
	2005	2004	2005	2004
Change in benefit obligation:
Benefit obligation at beginning of year	$611	$576	$120	$96
Service cost	18	19	2	3
Interest cost	35	35	6	5
Actuarial (gain) loss	13	9	(17)	23
Benefits paid	(27)	(28)	(7)	(7)

Benefit obligation at end of year	650	611	104	120

Change in plan assets:
Fair value of plan assets at beginning of year	515	445	—	—
Actual return on plan assets	40	60	—	—
Employer contribution	29	38	7	7
Benefits paid	(27)	(28)	(7)	(7)

Fair value of plan assets at end of year	557	515	—	—

Funded status	(93)	(96)	(104)	(120)
Unrecognized net losses	116	98	35	54
Unrecognized prior service cost	(6)	(7)	(6)	(8)

	17	(5)	(75)	(74)

Additional minimum pension liability	(48)	(23)	—	—

Accrued pension liability at end of year	$(31)	$(28)	$(75)	$(74)

Accumulated benefit obligation	$588	$543	$104	$120

	Retirement Plans		Other Benefits
	2005	2004	2005		2004
Weighted average assumptions at end of year
Discount rate	5.50%	5.75%	5.50%		5.75%
Expected return on plan assets	8.50%	8.75%	n/a	%	n/a	%
Rate of compensation increase	3.00%	3.25%	n/a	%	n/a	%

Thrivent Financial periodically evaluates the long-term earned rate assumption taking into consideration historical performance of the plan’s assets as well as current asset diversification and investment strategy in determining the rate of return assumption used in calculating the plan’s benefit expenses and obligation.

The assumed health care cost trend rate used in measuring the postretirement health care benefit obligation was ten percent in 2006 trending down to five percent in 2011. The assumed health care cost trend rates can have a significant impact on the amounts reported. For example, a one-percentage increase in the rate would increase the 2005 total service and interest cost by $1 million and the postretirement health care benefit obligation by $8 million. In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Pension and Other Postretirement Benefits, continued

Act) was signed into law. The Act includes a federal subsidy to sponsors of retirement health care plans that provide a prescription benefit that is at least actuarially equivalent to Medicare Part D. Thrivent Financial recorded the effects of the subsidy in measuring the net periodic postretirement benefit cost during 2005. This resulted in a reduction in the accumulated postretirement benefit obligation related to benefits attributed to past service of $21 million. The subsidy also resulted in a reduction in current period service costs, interest costs and amortization of actuarial experience gain of $2 million.

As of December 31, 2005 and 2004, the accumulated benefit obligation of Thrivent Financial’s retirement plan exceeds the fair value of its plan assets. As a result, Thrivent Financial accrued a minimum pension liability totaling $48 million and $23 million at December 31, 2005 and 2004, respectively, with a corresponding reduction in accumulated other comprehensive income.

Estimated benefit payments for the next five years are as follows: 2006—$34 million; 2007—$35 million; 2008—$36 million; 2009—$37 million; 2010—$39 million and 2011 to 2015—$227 million.

The assets of Thrivent Financial’s qualified defined benefit plan are held in trust. Thrivent Financial has a benefit plan advisory committee that sets investment guidelines, which are established based on market conditions, risk tolerance, funding requirements and expected benefit payments. In 2004, Thrivent Financial appointed a third party to oversee the investment allocation process and monitor asset performance. As pension liabilities are long-term in nature, Thrivent Financial employs a long-term total return approach to maximize the long-term rate of return on plan assets for a prudent level of risk.

The investment portfolio contains a diversified portfolio of investment categories including equities and fixed income securities. Securities are also diversified in terms of domestic and international securities, short and long-term securities, growth and value styles, large cap and small cap stocks, active and passive management and derivative-based styles. With prudent risk tolerance and asset diversification, the plan is expected to meet its pension obligations in the future. At January 1, 2004, plan assets included $75 million invested in a deposit administration contract issued by Thrivent Financial. During 2004, the investment in this deposit administration contract was redeemed and reinvested in equities and fixed income securities as authorized by the Plan.

The weighted average asset allocations as of December 31, 2005 and 2004 were as follows:

	Pension Asset Allocation		Target Allocation
	2005	2004	2005	2004
Asset Category
Equity securities	65%	61%	60%	60%
Fixed income and other securities	35	39	40	40

Total	100%	100%	100%	100%

Thrivent Financial’s expected minimum pension contribution under ERISA guidelines is estimated to be zero for 2006.

Defined Contribution Plans

Thrivent Financial also provides contributory and noncontributory defined contribution retirement benefits, which cover substantially all home office and field employees. Eligible participants in the 401(k) plan may elect

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 5. Benefit Plans, continued

Defined Contribution Plans, continued

to contribute a percentage of their eligible earnings and Thrivent Financial will match participant contributions up to six percent of eligible earnings. In addition, Thrivent Financial will contribute a percentage of eligible earnings for participants in a non-contributory plan for field employees.

As of December 31, 2005 and 2004, $132 million and $135 million, respectively, of the pension assets of the defined contribution plans were invested in a deposit administration contract issued by Thrivent Financial.

For the years ended December 31, 2005, 2004 and 2003, Thrivent Financial contributed $21 million, $24 million and $19 million, respectively, to these plans.

Note 6. Claims Liabilities

Activity in the liabilities for accident and health, long-term care and disability benefits, included in reserves for future policy benefits and claims liabilities for the years end December 31, 2005, 2004 and 2003 is summarized below (in millions):

	2005	2004	2003
Net balance at January 1	$440	$339	$302

Incurred related to:
Current year	204	221	170
Prior years	(60)	42	15

	144	263	185

Paid related to:
Current year	69	70	69
Prior years	103	92	79

	172	162	148

Net balance at December 31	$412	$440	$339

Thrivent Financial uses estimates for determining its liability for accident and health, long-term care and disability benefits, which are based on historical claim payment patterns and attempt to provided for potential adverse changes in claim patterns and severity. Differences between anticipated claims and actual claims can result in adjustments to liabilities in each year.

Thrivent Financial annually reviews the claim payment experience to evaluate the methodology and assumptions that are used in determining its estimate of ultimate claim experience. During the year ended December 2004, Thrivent Financial updated its assumptions regarding the ultimate expected experience for claim payments which resulted in an increase to claim reserves of approximately $47 million. During the year ended December 31, 2005, Thrivent Financial modified its assumptions regarding the timing and frequency of claim payments which resulted in a decrease to claim reserves of approximately $55 million.

Note 7. Reinsurance

Thrivent Financial participates in reinsurance in order to limit its maximum losses and to diversify its exposures. Life and accident and health reinsurance is accomplished through various plans of reinsurance, primarily coinsurance and yearly renewable term. Ceded balances would represent a liability of Thrivent Financial in the event the reinsurers were unable to meet their obligations under the terms of the reinsurance agreements.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 7. Reinsurance, continued

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, 2005, 2004 and 2003 were as follows (in millions):

	2005	2004	2003
Direct premiums	$1,253	$1,247	$1,277
Reinsurance ceded	(33)	(30)	(24)

Net premiums	$1,220	$1,217	$1,253

Direct contract charges	$607	$575	$542
Reinsurance ceded	(7)	(6)	(6)

Net contract charges	$600	$569	$536

Reinsurance recoveries	$6	$6	$8

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Reinsurance recoverables on life and accident and health claims included in receivables in the Consolidated Balance Sheets as of December 31, 2005 and 2004 were $108 million and $83 million, respectively.

Three reinsurance companies account for approximately 87% of the reinsurance recoverable at December 31, 2005. Thrivent Financial periodically reviews the financial condition of its reinsurers and amounts recoverable in order to evaluate the financial strength of the companies supporting the recoverable balances.

Note 8. Fair Value of Financial Instruments

The following methods and assumptions were used in estimating the fair values for the following financial instruments. The results of these valuing methods are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These following fair values are for only certain financial instruments of Thrivent Financial; accordingly, the aggregate fair value amounts presented do not represent the underlying value of Thrivent Financial.

Fixed Maturity Securities

Fair values for fixed maturity securities are based on quoted market prices where available, or are estimated using values obtained from independent pricing services. All fixed maturity issues are individually priced based on year-end market conditions, the credit quality of the issuing company, the interest rate and the maturity of the issue.

Equity Securities

The fair values for investments in equity securities are based on quoted market prices.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 8. Fair Value of Financial Instruments, continued

Mortgage Loans

The fair values for mortgage loans are estimated using discounted cash flow analyses, based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

Contract Loans

The carrying amounts for these instruments approximate their fair value.

Short-term Investments

The carrying amounts for these instruments approximate their fair values.

Cash and Cash Equivalents

The carrying amounts for these instruments approximate their fair values.

Separate Accounts

The fair values for separate account assets are based on quoted market prices. The fair values of the separate account liabilities are equal to their carrying amounts.

Financial Liabilities

The fair values for Thrivent Financial’s liabilities under investment-type contracts, such as deferred annuities and other liabilities, including supplementary contracts without life contingencies, deferred income settlement options and refunds on deposit, are estimated to be the cash surrender value payable upon immediate withdrawal.

The carrying value and estimated fair value of Thrivent Financial’s financial instruments as of December 31, 2005 and 2004 are as follows (in millions):

	2005		2004
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Financial Assets:
Fixed maturity securities	$30,427	$30,427	$30,844	$30,844
Equity securities	1,046	1,046	990	990
Mortgage loans	6,748	6,932	6,010	6,365
Contract loans	1,238	1,238	1,247	1,247
Short-term investments	2,089	2,089	2,949	2,949
Cash and cash equivalents	1,084	1,084	1,203	1,203
Separate account assets	11,251	11,251	10,404	10,404

Financial Liabilities:
Deferred annuities	12,625	12,525	12,779	12,674
Separate account liabilities	11,251	11,251	10,404	10,404
Other	1,869	1,869	1,803	1,803

Note 9. Commitments and Contingent Liabilities

Litigation

Thrivent Financial is involved in various lawsuits, contractual matters, and other contingencies that have arisen from the normal course of business. In addition, Thrivent Financial was named in civil litigation

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 9. Commitments and Contingent Liabilities, continued

Litigation, continued

proceedings alleging inappropriate life insurance sales practices by Thrivent Financial in a previous year. During 2004, Thrivent Financial resolved the civil litigation proceedings. Thrivent Financial believes adequate provision has been made for any potential losses which may result from these matters.

Financial Instruments

Thrivent Financial is a party to financial instruments with on and off-balance sheet risk in the normal course of business. These instruments involve, to varying degrees, elements of credit, interest rate equity price, or liquidity risk in excess of the amount recognized in the Consolidated Balance Sheets. Thrivent Financial’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit and financial guarantees is limited to the contractual amount of these instruments.

Commitments to Extend Credit

Thrivent Financial has commitments to extend credit for mortgage loans, church loans and other lines of credit at market interest rates of $354 million as of both December 31, 2005 and 2004, respectively. Commitments to purchase other invested assets were $737 million and $120 million as of December 31, 2005 and 2004, respectively.

Financial Guarantees

Thrivent Financial has entered into an agreement to purchase certain debt obligations of a third party civic organization, totaling $37 million, in the event certain conditions, as defined in the agreement, occur. This agreement is secured by the assets of the third party.

Leases

Thrivent Financial has operating leases for certain office equipment and real estate. Rental expense for these items totaled $8 million, $6 million and $9 million for the years ended December 31, 2005, 2004 and 2003, respectively. Future minimum aggregate rental commitments as of December 31, 2005 for operating leases were as follows: 2006—$10 million; 2007—$8 million; 2008—$5 million; 2009—$1 million and 2010—$1 million.

Fraternal Commitment

During 2005, Thrivent Financial announced a commitment to Habitat for Humanity to help build an estimated 500 homes a year over four years. Thrivent Financial will provide funding of approximately $105 million over the four year period as certain milestones are achieved.

Note 10. Synopsis of Statutory Financial Results

The accompanying financial statements differ from those prepared in accordance with statutory accounting practices prescribed or permitted by the primary states regulating Thrivent Financial. Prescribed accounting practices are included in the National Association of Insurance Commissioner’s Accounting Practices and Procedures Manual. Permitted practices are accounting practices that may deviate from prescribed practices upon the approval of the primary states regulating Thrivent Financial. The synopsis of statutory financial results is included to satisfy certain state reporting requirements for fraternal benefit societies.

The following describes the more significant statutory accounting policies that are different than GAAP accounting policies.

Fixed Maturity Securities

For statutory purposes, investments in fixed maturity securities are reported at amortized cost.

Thrivent Financial for Lutherans

Notes to Consolidated Financial Statements, continued

Note 10. Synopsis of Statutory Financial Results, continued

Acquisition Costs

Costs incurred to acquire new business are charged to operations as incurred.

Contract Liabilities

Liabilities for future contract benefits and expenses are determined using statutorily prescribed rates for mortality and interest.

Non-admitted Assets

Certain assets, primarily furniture, equipment and agents’ debit balances, are charged directly to members’ equity and excluded from the balance sheet.

Interest Maintenance Reserve

Certain realized investment gains and losses for fixed maturity securities sold prior to their maturity are deferred and amortized into operating results over the remaining maturity of the sold security.

Asset Valuation Reserve

A reserve, charged directly to members’ equity, is maintained based on certain risk factors applied to invested asset classes.

Premiums and Withdrawals

Funds deposited and withdrawn on universal life and investment-type contracts are recorded in the Statements of Operations.

Consolidation

Subsidiaries are not consolidated into the statutory results, rather the equity method of accounting for the ownership of subsidiaries is used, with the change in the value of the subsidiaries reflected as a direct adjustment of members’ equity.

Summarized statutory-basis financial information as of December 31, 2005 and 2004 and for the years ended December 31, 2005, 2004 and 2003 for Thrivent Financial is as follows (in millions):

		2005	2004
Admitted assets		$50,816	$49,324

Liabilities		$47,237	$46,264
Surplus		3,579	3,060

Total liabilities and surplus		$50,816	$49,324

	2005	2004	2003
Gain from operations before net realized capital gains and losses	$456	$221	$85
Net realized capital gains (losses)	66	106	(95)

Net income (loss)	522	327	(10)
Total other changes	(3)	(116)	215

Net change in unassigned surplus	$519	$211	$205

Thrivent Financial is in compliance with the statutory surplus requirements of all states.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Financial for Lutherans

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of Thrivent Variable Annuity Account B (the Account) (comprising, respectively, the Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, Technology, Partner Small Cap Growth, Partner Small Cap Value, Small Cap Stock, Small Cap Index, Mid Cap Growth, Mid Cap Growth II, Partner Mid Cap Value, Mid Cap Stock, Mid Cap Index, Partner International Stock, Partner All Cap, Large Cap Growth, Large Cap Growth II, Partner Growth Stock, Large Cap Value, Large Cap Stock, Large Cap Index, Real Estate Securities, Balanced, High Yield, High Yield II, Income, Bond Index, Limited Maturity Bond, Mortgage Securities, and Money Market Subaccounts) as of December 31, 2005, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub accounts constituting the Thrivent Variable Annuity Account B at December 31. 2005, and the results of their operations and changes in their net assets for periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

March 27, 2006

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

As of December 31, 2005	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Assets:
Series funds, at fair value	$15,608,923	$41,930,245	$57,997,440	$22,524,992
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	15,608,923	41,930,245	57,997,440	22,524,992
Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Liabilities	—	—	—	—

Net Assets	$15,608,923	$41,930,245	$57,997,440	$22,524,992

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$14,187,882	$40,805,745	$57,015,557	$22,238,638
Reserves for contracts in annuity payment period	1,421,041	1,124,500	981,883	286,354

Net Assets	$15,608,923	$41,930,245	$57,997,440	$22,524,992

Accumulation units outstanding	1,248,862	3,666,481	5,223,095	2,084,576
Unit value	$11.36	$11.13	$10.92	$10.66
Deathclaim units	—	—	—	1,738
Deathclaim unit value	$10.58	$10.51	$10.44	$10.31

Series funds, at cost	$14,983,807	$40,538,842	$56,151,213	$22,049,754
Series funds shares owned	1,364,428	3,746,448	5,291,833	2,109,812

As of December 31, 2005	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Assets:
Series funds, at fair value	$5,136,256	$13,676,818	$15,786,391	$21,577,818
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	5,136,256	13,676,818	15,786,391	21,577,818
Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	28	190	771	1,359

Total Liabilities	28	190	771	1,359

Net Assets	$5,136,228	$13,676,628	$15,785,620	$21,576,459

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$5,077,494	$13,570,277	$15,470,215	$21,504,610
Reserves for contracts in annuity payment period	58,734	106,351	315,405	71,849

Net Assets	$5,136,228	$13,676,628	$15,785,620	$21,576,459

Accumulation units outstanding	439,660	1,107,544	877,831	1,562,137
Unit value	$11.55	$12.25	$17.62	$13.77
Deathclaim units	—	—	—	—
Deathclaim unit value	$10.54	$10.48	$10.33	$10.52
Series funds, at cost	$4,414,184	$11,501,464	$13,755,667	$18,131,719
Series funds shares owned	682,314	1,129,411	938,749	1,475,477

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

As of December 31, 2005	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Assets:
Series funds, at fair value	$24,892,372	$350,723,992	$11,082,136	$1,506,963
Receivable from Thrivent Financial for annuity reserve adjustment	—	127,665	675	—

Total Assets	24,892,372	350,851,657	11,082,811	1,506,963
Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	52	—	—	—

Total Liabilities	52	—	—	—

Net Assets	$24,892,320	$350,851,657	$11,082,811	$1,506,963

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$24,640,701	$345,521,712	$11,005,137	$1,503,714
Reserves for contracts in annuity payment period	251,619	5,329,945	77,674	3,249

Net Assets	$24,892,320	$350,851,657	$11,082,811	$1,506,963

Accumulation units outstanding	1,827,454	19,920,632	1,084,177	131,226
Unit value	$13.48	$17.34	$10.15	$11.46
Deathclaim units	89	3,367	—	—
Deathclaim unit value	$10.34	$10.57	$10.57	$10.49

Series funds, at cost	$19,567,771	$301,992,407	$9,131,680	$1,458,123
Series funds shares owned	1,282,419	21,636,007	1,045,732	131,279

As of December 31, 2005	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Assets:
Series funds, at fair value	$20,848,043	$24,597,786	$276,465,856	$26,079,218
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	103,596	951

Total Assets	20,848,043	24,597,786	276,569,452	26,080,169
Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	3,025	598	—	—

Total Liabilities	3,025	598	—	—

Net Assets	$20,845,018	$24,597,188	$276,569,452	$26,080,169

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$20,626,246	$24,326,923	$273,140,889	$25,823,626
Reserves for contracts in annuity payment period	218,772	270,265	3,428,563	256,543

Net Assets	$20,845,018	$24,597,188	$276,569,452	$26,080,169

Accumulation units outstanding	1,462,130	1,792,216	18,157,750	2,557,962
Unit value	$14.11	$13.57	$15.04	$10.10
Deathclaim units	146	—	380	—
Deathclaim unit value	$10.61	$10.61	$10.95	$10.71

Series funds, at cost	$17,645,165	$19,084,802	$244,271,545	$22,564,944
Series funds shares owned	1,626,632	1,704,404	20,285,861	2,491,518

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

As of December 31, 2005	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Assets:
Series funds, at fair value	$861,600,752	$13,060,672	$33,289,496	$113,117,524
Receivable from Thrivent Financial for annuity reserve adjustment	805,519	1,595	2,255	4,847

Total Assets	862,406,271	13,062,267	33,291,751	113,122,371
Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Liabilities	—	—	—	—

Net Assets	$862,406,271	$13,062,267	$33,291,751	$113,122,371

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$845,130,055	$12,797,185	$32,987,639	$111,981,745
Reserves for contracts in annuity payment period	17,276,216	265,082	304,112	1,140,626

Net Assets	$862,406,271	$13,062,267	$33,291,751	$113,122,371

Accumulation units outstanding	16,269,368	1,277,490	2,885,514	9,641,269
Unit value	$51.94	$10.02	$11.43	$11.61
Deathclaim units	6,896	—	—	1,271
Deathclaim unit value	$10.45	$10.46	$10.53	$10.50

Series funds, at cost	$1,094,819,779	$11,620,148	$26,863,037	$91,991,129
Series funds shares owned	54,990,422	1,259,345	2,807,866	9,599,165

As of December 31, 2005	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Assets:
Series funds, at fair value	$60,716,156	$47,663,904	$45,638,935	$30,831,395
Receivable from Thrivent Financial for annuity reserve adjustment	—	—	—	—

Total Assets	60,716,156	47,663,904	45,638,935	30,831,395
Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	7	2,872	2,496	5,768

Total Liabilities	7	2,872	2,496	5,768

Net Assets	$60,716,149	$47,661,032	$45,636,439	$30,825,627

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$60,201,003	$47,229,216	$45,058,800	$30,588,325
Reserves for contracts in annuity payment period	515,146	431,816	577,639	237,302

Net Assets	$60,716,149	$47,661,032	$45,636,439	$30,825,627

Accumulation units outstanding	5,527,867	4,005,231	2,330,908	2,594,448
Unit value	$10.89	$11.79	$19.33	$11.79
Deathclaim units	—	—	—	—
Deathclaim unit value	$10.40	$10.42	$10.59	$10.30

Series funds, at cost	$52,792,805	$39,909,541	$34,824,059	$27,490,957
Series funds shares owned	6,313,354	2,136,791	2,512,742	1,991,692

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Assets and Liabilities

As of December 31, 2005	High Yield Subaccount	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount
Assets:
Series funds, at fair value	$321,758,155	$9,191,751	$343,059,337	$24,831,379
Receivable from Thrivent Financial for annuity reserve adjustment	460,966	—	223,357	—

Total Assets	322,219,121	9,191,751	343,282,694	24,831,379
Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	—	669	—	1,105

Total Liabilities	—	669	—	1,105

Net Assets	$322,219,121	$9,191,082	$343,282,694	$24,830,274

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$314,096,540	$9,036,445	$335,035,022	$24,480,815
Reserves for contracts in annuity payment period	8,122,581	154,637	8,247,672	349,459

Net Assets	$322,219,121	$9,191,082	$343,282,694	$24,830,274

Accumulation units outstanding	11,171,281	674,099	11,226,596	2,147,680
Unit value	$28.11	$13.40	$29.83	$11.40
Deathclaim units	6,893	—	12,613	—
Deathclaim unit value	$10.15	$10.14	$10.07	$10.06
Series funds, at cost	$496,470,318	$8,893,121	$338,791,204	$25,355,198
Series funds shares owned	64,206,528	1,405,982	34,483,176	2,410,884

As of December 31, 2005	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Assets:
Series funds, at fair value	$74,767,929	$9,434,921	$60,235,374
Receivable from Thrivent Financial for annuity reserve adjustment	31,739	—	11,890

Total Assets	74,799,668	9,434,921	60,247,264
Liabilities:
Payable to Thrivent Financial for annuity reserve adjustment	—	49	—

Total Liabilities	—	49	—

Net Assets	$74,799,668	$9,434,872	$60,247,264

Net Assets Applicable to Annuity Contract Holders:
Contracts in accumulation period	$73,781,680	$9,352,556	$58,965,801
Reserves for contracts in annuity payment period	1,017,988	82,316	1,281,463

Net Assets	$74,799,668	$9,434,872	$60,247,264

Accumulation units outstanding	6,762,295	891,445	32,088,893
Unit value	$10.91	$10.49	$1.84
Deathclaim units	860	—	1,672
Deathclaim unit value	$10.03	$10.04	$1.01
Series funds, at cost	$75,726,670	$9,613,173	$60,235,374
Series funds shares owned	7,539,370	967,794	60,235,374

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations

For the year ended December 31, 2005[1]	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
Dividends	$5,546	$71,228	$195,678	$126,263
Mortality & expense risk charges	(43,448)	(106,725)	(165,532)	(66,235)

Net investment income (loss)	(37,902)	(35,497)	30,146	60,028
Net realized and unrealized gain (loss) on investments:
Net realized gains (loss) on investments	39,709	388	196	4,060
Capital gain distributions	998	2,252	—	3,454
Change in unrealized appreciation (depreciation) of investments	625,115	1,391,403	1,846,227	475,237

Net gain (loss) on investments	665,822	1,394,043	1,846,423	482,751

Net increase (decrease) in net assets resulting from operations	$627,920	$1,358,546	$1,876,569	$542,779

For the year ended December 31, 2005[1]	Technology Subaccount	Partner Small Cap Growth Subaccount	Partner Small Cap Value Subaccount	Small Cap Stock Subaccount
Dividends	$15,981	$—	$38,907	$5,962
Mortality & expense risk charges	(55,208)	(158,058)	(170,793)	(193,765)

Net investment income (loss)	(39,227)	(158,058)	(131,886)	(187,803)
Net realized and unrealized gain (loss) on investments:
Net realized gains (loss) on investments	95,638	402,199	259,852	115,773
Capital gain distributions	—	865,658	432,995	1,324,443
Change in unrealized appreciation (depreciation) of investments	87,697	(844,630)	121,688	251,345

Net gain (loss) on investments	183,335	423,227	814,535	1,691,561

Net increase (decrease) in net assets resulting from operations	$144,108	$265,169	$682,649	$1,503,758

For the year ended December 31, 2005[1]	Small Cap Index Subaccount	Mid Cap Growth Subaccount	Mid Cap Growth II Subaccount	Partner Mid Cap Value Subaccount
Dividends	$162,414	$699	$—	$5,152
Mortality & expense risk charges	(273,659)	(3,970,229)	(126,767)	(5,905)

Net investment income (loss)	(111,245)	(3,969,530)	(126,767)	(753)
Net realized and unrealized gain (loss) on investments:
Net realized gains (loss) on investments	1,285,674	5,031,922	311,667	3,289
Capital gain distributions	1,321,730	—	—	3,295
Change in unrealized appreciation (depreciation) of investments	(927,270)	32,032,692	870,382	48,840

Net gain (loss) on investments	1,680,134	37,064,614	1,182,049	55,424

Net increase (decrease) in net assets resulting from operations	$1,568,889	$33,095,084	$1,055,282	$54,671

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations

For the year ended December 31, 2005[1]	Mid Cap Stock Subaccount	Mid Cap Index Subaccount	Partner International Stock Subaccount	Partner All Cap Subaccount
Dividends	$17,029	$119,799	$2,973,234	$119,523
Mortality & expense risk charges	(146,953)	(258,365)	(2,870,499)	(262,101)

Net investment income (loss)	(129,924)	(138,566)	102,735	(142,578)
Net realized and unrealized gain (loss) on investments:
Net realized gains (loss) on investments	84,888	1,089,068	927,271	195,254
Capital gain distributions	483,908	682,039	—	—
Change in unrealized appreciation (depreciation) of investments	1,753,767	961,269	30,425,768	3,776,568

Net gain (loss) on investments	2,322,563	2,732,376	31,353,039	3,971,822

Net increase (decrease) in net assets resulting from operations	$2,192,639	$2,593,810	$31,455,774	$3,829,244

For the year ended December 31, 2005[1]	Large Cap Growth Subaccount	Large Cap Growth II Subaccount	Partner Growth Stock Subaccount	Large Cap Value Subaccount
Dividends	$7,566,134	$121,863	$168,241	$1,190,404
Mortality & expense risk charges	(9,883,840)	(150,112)	(365,961)	(1,204,084)

Net investment income (loss)	(2,317,706)	(28,249)	(197,720)	(13,680)
Net realized and unrealized gain (loss) on investments:
Net realized gains (loss) on investments	(67,262,253)	158,584	830,525	1,148,549
Capital gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) of investments	116,595,065	587,217	1,045,800	5,322,453

Net gain (loss) on investments	49,332,812	745,801	1,876,325	6,471,002

Net increase (decrease) in net assets resulting from operations	$47,015,106	$717,552	$1,678,605	$6,457,322

For the year ended December 31, 2005[1]	Large Cap Stock Subaccount	Large Cap Index Subaccount	Real Estate Securities Subaccount	Balanced Subaccount
Dividends	$468,497	$705,200	$551,114	$785,984
Mortality & expense risk charges	(625,556)	(518,635)	(460,856)	(345,431)

Net investment income (loss)	(157,059)	186,565	90,258	440,553
Net realized and unrealized gain (loss) on investments:
Net realized gains (loss) on investments	452,787	753,148	859,156	387,847
Capital gain distributions	369,312	—	1,599,320	—
Change in unrealized appreciation (depreciation) of investments	2,055,282	864,762	2,780,721	59,605

Net gain (loss) on investments	2,877,381	1,617,910	5,239,197	447,452

Net increase (decrease) in net assets resulting from operations	$2,720,322	$1,804,475	$5,329,455	$888,005

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Operations

For the year ended December 31, 2005[1]	High Yield Subaccount	High Yield II Subaccount	Income Subaccount	Bond Index Subaccount
Dividends	$28,387,861	$749,784	$17,815,666	$1,116,223
Mortality & expense risk charges	(3,883,448)	(110,844)	(4,184,017)	(290,135)

Net investment income (loss)	24,504,413	638,940	13,631,649	826,088
Net realized and unrealized gain (loss) on investments:
Net realized gains (loss) on investments	(43,263,630)	142,911	2,080,590	(62,400)
Capital gain distributions	—	—	1,433,260	—
Change in unrealized appreciation (depreciation) of investments	28,344,106	(551,831)	(12,744,055)	(497,751)

Net gain (loss) on investments	(14,919,524)	(408,920)	(9,230,205)	(560,151)

Net increase (decrease) in net assets resulting from operations	$9,584,889	$230,020	$4,401,444	$265,937

For the year ended December 31, 2005[1]	Limited Maturity Bond Subaccount	Mortgage Securities Subaccount	Money Market Subaccount
Dividends	$2,905,090	$411,368	$1,828,030
Mortality & expense risk charges	(872,042)	(103,327)	(719,407)

Net investment income (loss)	2,033,048	308,041	1,108,623
Net realized and unrealized gain (loss) on investments:
Net realized gains (loss) on investments	(73,030)	(12,262)	—
Capital gain distributions	21,968	—	—
Change in unrealized appreciation (depreciation) of investments	(1,334,417)	(214,065)	—

Net gain (loss) on investments	(1,385,479)	(226,327)	—

Net increase (decrease) in net assets resulting from operations	$647,569	$81,714	$1,108,623

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

	Aggressive Allocation Subaccount	Moderately Aggressive Allocation Subaccount	Moderate Allocation Subaccount	Moderately Conservative Allocation Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2005	12/31/2005	12/31/2005
Operations:
Net investment income(loss)	$(37,902)	$(35,497)	$30,146	$60,028
Net realized gains(loss) on investments	40,707	2,640	196	7,514
Change in net unrealized appreciation(depreciation) on investments	625,115	1,391,403	1,846,227	475,237

Net Change in Net Assets from Operations	627,920	1,358,546	1,876,569	542,779
Unit Transactions:
Proceeds from units issued	2,102,658	2,884,563	4,554,201	1,121,369
Death benefits	—	—	18,798	(110,820)
Surrenders and terminations	(1,100,177)	(487,406)	(1,300,519)	(528,097)
Administrative charges	(481)	(562)	(666)	(247)
Annuity benefit payments	(97,197)	(30,430)	(40,546)	(6,242)
Adjustments to annuity reserves	—	—	—	—
Transfers between subaccounts	14,076,200	38,205,534	52,889,603	21,506,250

Net Change in Net Assets from Unit Transactions	14,981,003	40,571,699	56,120,871	21,982,213

Net Change in Net Assets	15,608,923	41,930,245	57,997,440	22,524,992
Net Assets Beginning of Period	—	—	—	—

Net Assets End of Period	$15,608,923	$41,930,245	$57,997,440	$22,524,992

	Technology Subaccount		Partner Small Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$(39,227)	$(50,706)	$(158,058)	$(173,341)
Net realized gains(loss) on investments	95,638	83,412	1,267,857	302,817
Change in net unrealized appreciation(depreciation) on investments	87,697	94,432	(844,630)	1,312,375

Net Change in Net Assets from Operations	144,108	127,138	265,169	1,441,851
Unit Transactions:
Proceeds from units issued	216,990	293,380	481,473	714,152
Death benefits	(4,583)	(17,548)	(26,680)	(112,286)
Surrenders and terminations	(538,711)	(640,931)	(1,638,308)	(1,566,541)
Administrative charges	(292)	(461)	(1,710)	(2,115)
Annuity benefit payments	(4,806)	(2,438)	(9,910)	(10,459)
Adjustments to annuity reserves	32	12	9	24
Transfers between subaccounts	222,476	1,552,712	(1,681,007)	(87,201)

Net Change in Net Assets from Unit Transactions	(108,894)	1,184,726	(2,876,133)	(1,064,426)

Net Change in Net Assets	35,214	1,311,864	(2,610,964)	377,425
Net Assets Beginning of Period	5,101,014	3,789,150	16,287,592	15,910,167

Net Assets End of Period	$5,136,228	$5,101,014	$13,676,628	$16,287,592

	Partner Small Cap Value Subaccount		Small Cap Stock Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income(loss)	$(131,886)	$(78,532)	$(187,803)	$(107,912)
Net realized gains(loss) on investments	692,847	97,500	1,440,216	225,043
Change in net unrealized appreciation(depreciation) on investments	121,688	1,595,700	251,345	1,820,229

Net Change in Net Assets from Operations	682,649	1,614,668	1,503,758	1,937,360
Unit Transactions:
Proceeds from units issued	878,919	620,954	983,174	773,587
Death benefits	(14,318)	(45,509)	(46,271)	(24,436)
Surrenders and terminations	(1,561,305)	(499,538)	(1,699,354)	(818,918)
Administrative charges	(755)	(365)	(995)	(683)
Annuity benefit payments	(21,504)	(6,322)	(6,274)	(1,081)
Adjustments to annuity reserves	(511)	(175)	(1,379)	8
Transfers between subaccounts	2,794,024	8,356,130	7,051,520	5,185,249

Net Change in Net Assets from Unit Transactions	2,074,550	8,425,175	6,280,421	5,113,726

Net Change in Net Assets	2,757,199	10,039,843	7,784,179	7,051,086
Net Assets Beginning of Period	13,028,421	2,988,578	13,792,280	6,741,194

Net Assets End of Period	$15,785,620	$13,028,421	$21,576,459	$13,792,280

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

	Small Cap Index Subaccount		Mid Cap Growth Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(111,245)	$(137,438)	$(3,969,530)	$(3,784,177)
Net realized gains (loss) on investments	2,607,404	405,970	5,031,922	(3,627,876)
Change in net unrealized appreciation (depreciation) on investments	(927,270)	3,440,518	32,032,692	45,727,157

Net Change in Net Assets from Operations	1,568,889	3,709,050	33,095,084	38,315,104
Unit Transactions:
Proceeds from units issued	1,140,472	1,036,322	11,997,356	12,632,294
Death benefits	(39,078)	(56,256)	(1,891,054)	(2,338,789)
Surrenders and terminations	(2,347,965)	(1,448,625)	(38,715,934)	(32,318,989)
Administrative charges	(1,347)	(1,247)	(80,641)	(82,328)
Annuity benefit payments	(15,691)	(7,313)	(456,819)	(374,438)
Adjustments to annuity reserves	90	(79)	18,108	13,961
Transfers between subaccounts	1,200,017	5,547,428	(49,981,977)	114,888,837

Net Change in Net Assets from Unit Transactions	(63,502)	5,070,230	(79,110,961)	92,420,548

Net Change in Net Assets	1,505,387	8,779,280	(46,015,877)	130,735,652
Net Assets Beginning of Period	23,386,933	14,607,653	396,867,534	266,131,882

Net Assets End of Period	$24,892,320	$23,386,933	$350,851,657	$396,867,534

	Mid Cap Growth II Subaccount		Partner Mid Cap Value Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005
Operations:
Net investment income (loss)	$(126,767)	$(138,763)	$(753)
Net realized gains (loss) on investments	311,667	(45,421)	6,584
Change in net unrealized appreciation (depreciation) on investments	870,382	1,888,382	48,840

Net Change in Net Assets from Operations	1,055,282	1,704,198	54,671
Unit Transactions:
Proceeds from units issued	385,117	568,857	108,687
Death benefits	(23,251)	(186,831)	—
Surrenders and terminations	(1,304,495)	(1,021,714)	(11,499)
Administrative charges	(1,474)	(1,709)	(7)
Annuity benefit payments	(6,111)	(4,595)	—
Adjustments to annuity reserves	295	127	—
Transfers between subaccounts	(1,536,283)	(1,120,852)	1,355,111

Net Change in Net Assets from Unit Transactions	(2,486,202)	(1,766,717)	1,452,292

Net Change in Net Assets	(1,430,920)	(62,519)	1,506,963
Net Assets Beginning of Period	12,513,731	12,576,250	—

Net Assets End of Period	$11,082,811	$12,513,731	$1,506,963

	Mid Cap Stock Subaccount		Mid Cap Index Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(129,924)	$(54,657)	$(138,566)	$(182,288)
Net realized gains (loss) on investments	568,796	114,267	1,771,107	350,805
Change in net unrealized appreciation (depreciation) on investments	1,753,767	809,995	961,269	2,323,918

Net Change in Net Assets from Operations	2,192,639	869,605	2,593,810	2,492,435
Unit Transactions:
Proceeds from units issued	1,112,133	357,965	893,884	1,005,682
Death benefits	(18,784)	(7,821)	(23,208)	—
Surrenders and terminations	(1,004,808)	(447,613)	(2,152,858)	(1,359,032)
Administrative charges	(700)	(431)	(1,217)	(1,080)
Annuity benefit payments	(17,097)	(1,272)	(17,871)	(9,804)
Adjustments to annuity reserves	(2,974)	19	(296)	(272)
Transfers between subaccounts	11,167,207	2,926,931	2,347,666	5,490,416

Net Change in Net Assets from Unit Transactions	11,234,977	2,827,778	1,046,100	5,125,910

Net Change in Net Assets	13,427,616	3,697,383	3,639,910	7,618,345
Net Assets Beginning of Period	7,417,402	3,720,019	20,957,278	13,338,933

Net Assets End of Period	$20,845,018	$7,417,402	$24,597,188	$20,957,278

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

	Partner International Stock Subaccount		Partner All Cap Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$102,735	$590,440	$(142,578)	$(219,520)
Net realized gains (loss) on investments	927,271	(1,618,198)	195,254	(511,867)
Change in net unrealized appreciation (depreciation) on investments	30,425,768	33,769,368	3,776,568	3,220,206

Net Change in Net Assets from Operations	31,455,774	32,741,610	3,829,244	2,488,819
Unit Transactions:
Proceeds from units issued	10,495,348	10,450,101	1,069,720	1,250,286
Death benefits	(1,529,432)	(1,559,932)	(95,032)	(211,986)
Surrenders and terminations	(27,383,848)	(21,821,161)	(2,462,741)	(1,796,137)
Administrative charges	(40,918)	(47,709)	(3,159)	(3,793)
Annuity benefit payments	(278,454)	(225,289)	(18,151)	(15,291)
Adjustments to annuity reserves	10,059	10,335	(61)	531
Transfers between subaccounts	4,970,063	10,912,070	1,339,949	(1,716,109)

Net Change in Net Assets from Unit Transactions	(13,757,182)	(2,281,585)	(169,475)	(2,492,499)

Net Change in Net Assets	17,698,592	30,460,025	3,659,769	(3,680)
Net Assets Beginning of Period	258,870,860	228,410,835	22,420,400	22,424,080

Net Assets End of Period	$276,569,452	$258,870,860	$26,080,169	$22,420,400

	Large Cap Growth Subaccount		Large Cap Growth II Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(2,317,706)	$(5,823,471)	$(28,249)	$(168,219)
Net realized gains (loss) on investments	(67,262,253)	(61,065,937)	158,584	(37,749)
Change in net unrealized appreciation (depreciation) on investments	116,595,065	127,284,738	587,217	1,103,018

Net Change in Net Assets from Operations	47,015,106	60,395,330	717,552	897,050
Unit Transactions:
Proceeds from units issued	28,916,677	37,482,360	449,927	890,923
Death benefits	(7,543,914)	(9,920,914)	(57,603)	(117,797)
Surrenders and terminations	(98,413,669)	(93,815,080)	(1,550,785)	(1,076,292)
Administrative charges	(159,561)	(197,252)	(1,296)	(1,673)
Annuity benefit payments	(1,674,520)	(1,801,471)	(28,529)	(16,587)
Adjustments to annuity reserves	77,767	66,019	674	468
Transfers between subaccounts	(98,890,239)	(52,253,385)	(1,510,173)	(1,440,883)

Net Change in Net Assets from Unit Transactions	(177,687,459)	(120,439,723)	(2,697,785)	(1,761,841)

Net Change in Net Assets	(130,672,353)	(60,044,393)	(1,980,233)	(864,791)
Net Assets Beginning of Period	993,078,624	1,053,123,017	15,042,500	15,907,291

Net Assets End of Period	$862,406,271	$993,078,624	$13,062,267	$15,042,500

	Partner Growth Stock Subaccount		Large Cap Value Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(197,720)	$(341,550)	$(13,680)	$(966,716)
Net realized gains (loss) on investments	830,525	243,970	1,148,549	174,042
Change in net unrealized appreciation (depreciation) on investments	1,045,800	2,748,350	5,322,453	12,023,160

Net Change in Net Assets from Operations	1,678,605	2,650,770	6,457,322	11,230,486
Unit Transactions:
Proceeds from units issued	1,611,497	1,782,817	4,334,522	4,980,521
Death benefits	(100,320)	(307,270)	(649,052)	(533,431)
Surrenders and terminations	(3,464,117)	(2,798,057)	(10,690,735)	(7,048,183)
Administrative charges	(2,370)	(2,781)	(7,700)	(8,730)
Annuity benefit payments	(27,670)	(18,637)	(94,260)	(64,880)
Adjustments to annuity reserves	839	675	(9,329)	10,159
Transfers between subaccounts	(75,662)	3,329,429	11,956,210	14,133,591

Net Change in Net Assets from Unit Transactions	(2,057,803)	1,986,176	4,839,656	11,469,047

Net Change in Net Assets	(379,198)	4,636,946	11,296,978	22,699,533
Net Assets Beginning of Period	33,670,949	29,034,003	101,825,393	79,125,860

Net Assets End of Period	$33,291,751	$33,670,949	$113,122,371	$101,825,393

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

	Large Cap Stock Subaccount		Large Cap Index Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$(157,059)	$(398,800)	$186,565	$(46,439)
Net realized gains (loss) on investments	822,099	72,229	753,148	157,463
Change in net unrealized appreciation (depreciation) on investments	2,055,282	3,299,553	864,762	3,360,432

Net Change in Net Assets from Operations	2,720,322	2,972,982	1,804,475	3,471,456
Unit Transactions:
Proceeds from units issued	2,817,584	2,499,540	2,012,984	2,656,041
Death benefits	(226,250)	(282,338)	(77,918)	(182,789)
Surrenders and terminations	(5,727,874)	(3,004,950)	(4,688,290)	(2,919,913)
Administrative charges	(2,493)	(1,990)	(1,962)	(1,886)
Annuity benefit payments	(41,282)	(20,834)	(32,169)	(15,937)
Adjustments to annuity reserves	195	384	(2,472)	(69)
Transfers between subaccounts	14,793,300	17,597,425	5,189,700	14,606,595

Net Change in Net Assets from Unit Transactions	11,613,180	16,787,237	2,399,873	14,142,042

Net Change in Net Assets	14,333,502	19,760,219	4,204,348	17,613,498
Net Assets Beginning of Period	46,382,647	26,622,428	43,456,684	25,843,186

Net Assets End of Period	$60,716,149	$46,382,647	$47,661,032	$43,456,684

	Real Estate Securities Subaccount		Balanced Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$90,258	$(227,394)	$440,553	$216,389
Net realized gains (loss) on investments	2,458,476	105,980	387,847	114,972
Change in net unrealized appreciation (depreciation) on investments	2,780,721	7,124,736	59,605	1,470,107

Net Change in Net Assets from Operations	5,329,455	7,003,322	888,005	1,801,468
Unit Transactions:
Proceeds from units issued	1,933,683	2,423,420	1,566,033	1,909,999
Death benefits	(159,317)	(127,915)	(86,845)	(164,859)
Surrenders and terminations	(4,354,551)	(1,751,960)	(2,947,071)	(2,231,046)
Administrative charges	(2,218)	(976)	(1,720)	(1,846)
Annuity benefit payments	(41,312)	(16,490)	(20,075)	(24,514)
Adjustments to annuity reserves	(1,154)	(469)	(4,891)	(240)
Transfers between subaccounts	7,953,830	16,820,834	1,971,528	7,715,047

Net Change in Net Assets from Unit Transactions	5,328,961	17,346,444	476,959	7,202,541

Net Change in Net Assets	10,658,416	24,349,766	1,364,964	9,004,009
Net Assets Beginning of Period	34,978,023	10,628,257	29,460,663	20,456,654

Net Assets End of Period	$45,636,439	$34,978,023	$30,825,627	$29,460,663

	High Yield Subaccount		High Yield II Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$24,504,413	$27,383,408	$638,940	$587,127
Net realized gains (loss) on investments	(43,263,630)	(29,210,754)	142,911	118,459
Change in net unrealized appreciation (depreciation) on investments	28,344,106	34,970,560	(551,831)	(13,321)

Net Change in Net Assets from Operations	9,584,889	33,143,214	230,020	692,265
Unit Transactions:
Proceeds from units issued	10,788,965	14,844,278	291,751	715,122
Death benefits	(4,679,702)	(5,365,119)	(14,855)	(74,225)
Surrenders and terminations	(40,663,600)	(38,473,247)	(1,079,738)	(1,217,746)
Administrative charges	(42,869)	(51,573)	(423)	(444)
Annuity benefit payments	(826,706)	(847,221)	(19,341)	(18,824)
Adjustments to annuity reserves	28,653	58,826	(370)	729
Transfers between subaccounts	(39,203,173)	(14,096,106)	(1,267,216)	1,697,387

Net Change in Net Assets from Unit Transactions	(74,598,432)	(43,930,162)	(2,090,192)	1,101,999

Net Change in Net Assets	(65,013,543)	(10,786,948)	(1,860,172)	1,794,264
Net Assets Beginning of Period	387,232,664	398,019,612	11,051,254	9,256,990

Net Assets End of Period	$322,219,121	$387,232,664	$9,191,082	$11,051,254

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Statements of Changes in Net Assets

	Income Subaccount		Bond Index Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$13,631,649	$14,648,503	$826,088	$792,732
Net realized gains (loss) on investments	3,513,850	3,128,528	(62,400)	61,141
Change in net unrealized appreciation (depreciation) on investments	(12,744,055)	(2,333,006)	(497,751)	(154,506)

Net Change in Net Assets from Operations	4,401,444	15,444,025	265,937	699,367
Unit Transactions:
Proceeds from units issued	10,077,309	13,053,213	1,167,211	1,918,362
Death benefits	(6,908,094)	(7,194,656)	(125,498)	(228,579)
Surrenders and terminations	(44,476,454)	(50,410,496)	(2,704,439)	(2,672,656)
Administrative charges	(37,539)	(47,645)	(1,449)	(1,664)
Annuity benefit payments	(880,649)	(1,073,266)	(31,155)	(31,236)
Adjustments to annuity reserves	(22,708)	86,392	(105)	771
Transfers between subaccounts	(37,435,255)	(38,334,504)	(641,836)	2,083,990

Net Change in Net Assets from Unit Transactions	(79,683,390)	(83,920,962)	(2,337,271)	1,068,988

Net Change in Net Assets	(75,281,946)	(68,476,937)	(2,071,334)	1,768,355
Net Assets Beginning of Period	418,564,640	487,041,577	26,901,608	25,133,253

Net Assets End of Period	$343,282,694	$418,564,640	$24,830,274	$26,901,608

	Limited Maturity Bond Subaccount		Mortgage Securities Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$2,033,048	$1,421,728	$308,041	$196,952
Net realized gains (loss) on investments	(51,062)	225,128	(12,262)	(178)
Change in net unrealized appreciation (depreciation) on investments	(1,334,417)	(1,007,043)	(214,065)	5,012

Net Change in Net Assets from Operations	647,569	639,813	81,714	201,786
Unit Transactions:
Proceeds from units issued	2,977,098	5,111,928	364,176	629,087
Death benefits	(649,028)	(764,375)	(46,158)	(36,389)
Surrenders and terminations	(9,850,537)	(8,146,738)	(809,125)	(562,554)
Administrative charges	(5,524)	(7,025)	(341)	(300)
Annuity benefit payments	(95,227)	(103,615)	(6,820)	(4,517)
Adjustments to annuity reserves	3,056	29,601	(37)	(11)
Transfers between subaccounts	(1,437,629)	5,643,363	1,460,446	3,122,348

Net Change in Net Assets from Unit Transactions	(9,057,791)	1,763,139	962,141	3,147,664

Net Change in Net Assets	(8,410,222)	2,402,952	1,043,855	3,349,450
Net Assets Beginning of Period	83,209,890	80,806,938	8,391,017	5,041,567

Net Assets End of Period	$74,799,668	$83,209,890	$9,434,872	$8,391,017

	Money Market Subaccount
For the years ended, except as indicated[1]	12/31/2005	12/31/2004
Operations:
Net investment income (loss)	$1,108,623	$(138,935)
Net realized gains (loss) on investments	—	—
Change in net unrealized appreciation (depreciation) on investments	—	—

Net Change in Net Assets from Operations	1,108,623	(138,935)
Unit Transactions:
Proceeds from units issued	6,574,889	8,937,522
Death benefits	(966,040)	(1,010,772)
Surrenders and terminations	(14,354,073)	(17,959,124)
Administrative charges	(9,458)	(12,296)
Annuity benefit payments	(137,715)	(112,007)
Adjustments to annuity reserves	2,329	(30,617)
Transfers between subaccounts	(5,204,298)	(22,810,062)

Net Change in Net Assets from Unit Transactions	(14,094,366)	(32,997,356)

Net Change in Net Assets	(12,985,743)	(33,136,291)
Net Assets Beginning of Period	73,233,007	106,369,298

Net Assets End of Period	$60,247,264	$73,233,007

[1]	Certain subaccounts commenced operations during 2005 as disclosed in the accompanying notes.

The accompanying notes are an integral part of these financial statements

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes to Financial Statements

December 31, 2005

(1) ORGANIZATION

The Thrivent Variable Annuity Account B (the Variable Account), is registered as a unit investment trust under the Investment Companies Act of 1940, and is a separate account of Thrivent Financial for Lutherans (Thrivent Financial). The Variable Account contains 31 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation (a)	Thrivent Series Fund, Inc.—Aggressive Allocation Portfolio
Moderately Aggressive Allocation (a)	Thrivent Series Fund, Inc.—Moderately Aggressive Allocation Portfolio
Moderate Allocation (a)	Thrivent Series Fund, Inc.—Moderate Allocation Portfolio
Moderately Conservative Allocation (a)	Thrivent Series Fund, Inc.—Moderately Conservative Allocation Portfolio
Technology (e)	Thrivent Series Fund, Inc.—Technology Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc.—Partner Small Cap Growth Portfolio
Partner Small Cap Value (d)	Thrivent Series Fund, Inc.—Partner Small Cap Value Portfolio
Small Cap Stock (e)	Thrivent Series Fund, Inc.—Small Cap Stock Portfolio
Small Cap Index (e)	Thrivent Series Fund, Inc.—Small Cap Index Portfolio
Mid Cap Growth	Thrivent Series Fund, Inc.—Mid Cap Growth Portfolio (c)
Mid Cap Growth II	Thrivent Series Fund, Inc.—Mid Cap Growth II Portfolio
Partner Mid Cap Value (a)	Thrivent Series Fund, Inc.—Partner Mid Cap Value Portfolio
Mid Cap Stock (e)	Thrivent Series Fund, Inc.—Mid Cap Stock Portfolio
Mid Cap Index (e)	Thrivent Series Fund, Inc.—Mid Cap Index Portfolio
Partner International Stock	Thrivent Series Fund, Inc.—Partner International Stock Portfolio (b)
Partner All Cap	Thrivent Series Fund, Inc.—Partner All Cap Portfolio
Large Cap Growth	Thrivent Series Fund, Inc.—Large Cap Growth Portfolio
Large Cap Growth II	Thrivent Series Fund, Inc.—Large Cap Growth II Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc.—Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc.—Large Cap Value Portfolio
Large Cap Stock (e)	Thrivent Series Fund, Inc.—Large Cap Stock Portfolio
Large Cap Index (e)	Thrivent Series Fund, Inc.—Large Cap Index Portfolio
Real Estate Securities (d)	Thrivent Series Fund, Inc.—Real Estate Securities Portfolio
Balanced (e)	Thrivent Series Fund, Inc.—Balanced Portfolio
High Yield	Thrivent Series Fund, Inc.—High Yield Portfolio
High Yield II (e)	Thrivent Series Fund, Inc.—High Yield II Portfolio
Income	Thrivent Series Fund, Inc.—Income Portfolio
Bond Index (e)	Thrivent Series Fund, Inc.—Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc.—Limited Maturity Bond Portfolio
Mortgage Securities (d)	Thrivent Series Fund, Inc.—Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc.—Money Market Portfolio

(a)	Since inception, April 29, 2005
(b)	Aid Association for Lutherans (AAL) Series Fund, Inc.—International Portfolio merged into the Thrivent Series Fund, Inc.—Partner International Stock Portfolio as of April 30, 2004.
(c)	Lutheran Brotherhood (LB) Series Fund, Inc.—Opportunity Growth Portfolio merged into the Thrivent Series Fund, Inc.—Mid Cap Growth Portfolio as of April 30, 2004.
(d)	Since inception, April 30, 2003
(e)	Since inception, April 30, 2002

THRIVENT VARIABLE ANNUITY ACCOUNT B

Notes To Financial Statements—(Continued)

(1) ORGANIZATION—continued

The Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies.

The Variable Account is used to fund only flexible premium deferred variable annuity contracts issued by Thrivent Financial. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of Thrivent Financial. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the life insurance operations of Thrivent Financial.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of Thrivent Financial and invested by Thrivent Financial as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

Thrivent Financial qualifies as a tax-exempt organization under the Internal Revenue Code. Accordingly, no provision for income taxes has been charged against the Variable Account. Thrivent Financial reserves the right to charge for taxes in the future should Thrivent Financial's tax status change.

Annuity Reserves

Annuity reserves, represented as reserves for contracts in annuity payout period in the statement of assets and liabilities, are computed for currently payable contracts according to the 1983 Table A mortality table and the 2000 IAM mortality table. The assumed interest is 3.5%. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to Thrivent Financial. If additional reserves are required, Thrivent Financial reimburses the Variable Account.

Death Claims

Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits. Prior to October 2005, amounts payable for death benefits were transferred to the general account upon election of the first beneficiary, pending instructions from the other beneficiaries for disbursement.

Thrivent Variable Annuity Account B

Notes To Financial Statements—(Continued)

(2) SIGNIFICANT ACCOUNTING POLICIES—continued

Other

The preparation of financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(3) EXPENSE CHARGES

Proceeds received by the Variable Account for units issued represent gross contract premiums received by Thrivent Financial. No charge for sales distribution expense is deducted from premiums received.

A surrender charge is deducted by Thrivent Financial if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate Thrivent Financial for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts for which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity payment period.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to an annual rate of 1.1% during the accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.

Additionally, during the year ended December 31, 2005, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as follows:

Subaccount	% of Average Net Assets	Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%	Large Cap Growth	0.40%
Moderately Aggressive Allocation	0.15%	Large Cap Growth II	0.80%
Moderate Allocation	0.15%	Partner Growth Stock	0.80%
Moderately Conservative Allocation	0.15%	Large Cap Value	0.60%
Technology	0.75%	Large Cap Stock	0.65%
Partner Small Cap Growth	1.00%	Large Cap Index	0.32%
Partner Small Cap Value	0.80%	Real Estate Securities	0.80%
Small Cap Stock	0.70%	Balanced	0.32%
Small Cap Index	0.33%	High Yield	0.40%
Mid Cap Growth	0.40%	High Yield II	0.40%
Mid Cap Growth II	0.90%	Income	0.40%
Partner Mid Cap Value	0.75%	Bond Index	0.35%
Mid Cap Stock	0.70%	Limited Maturity Bond	0.40%
Mid Cap Index	0.35%	Mortgage Securities	0.50%
Partner International Stock	0.85%	Money Market	0.40%
Partner All Cap	0.95%

Thrivent Variable Annuity Account B

Notes To Financial Statements—(Continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Aggressive Allocation	Moderately Aggressive Allocation	Moderate Allocation	Moderately Conservative Allocation	Technology	Partner Small Cap Growth
Units Outstanding at December 31, 2003	—	—	—	—	347,720	1,462,149
Units Issued	—	—	—	—	653,631	836,057
Units Redeemed	—	—	—	—	(552,391)	(940,481)

Units Outstanding at December 31, 2004	—	—	—	—	448,960	1,357,725
Units Issued	1,419,645	3,822,046	5,618,630	2,210,687	308,816	305,757
Units Redeemed	(170,783)	(155,565)	(395,535)	(124,373)	(318,116)	(555,938)

Units Outstanding at December 31, 2005	1,248,862	3,666,481	5,223,095	2,086,314	439,660	1,107,544

	Partner Small Cap Value	Small Cap Stock	Small Cap Index	Mid Cap Growth	Mid Cap Growth II	Partner Mid Cap Value
Units Outstanding at December 31, 2003	211,508	630,167	1,380,116	18,406,117	1,562,097	—
Units Issued	1,182,974	1,214,220	1,648,798	14,472,329	590,758	—
Units Redeemed	(635,151)	(768,322)	(1,199,966)	(8,002,659)	(800,528)	—

Units Outstanding at December 31, 2004	759,331	1,076,065	1,828,948	24,875,787	1,352,327	—
Units Issued	594,345	1,014,404	1,187,388	2,459,678	205,889	176,147
Units Redeemed	(475,845)	(528,332)	(1,188,793)	(7,411,466)	(474,039)	(44,921)

Units Outstanding at December 31, 2005	877,831	1,562,137	1,827,543	19,923,999	1,084,177	131,226

	Mid Cap Stock	Mid Cap Index	Partner International Stock	Partner All Cap	Large Cap Growth	Large Cap Growth II
Units Outstanding at December 31, 2003	350,496	1,242,526	19,339,439	2,901,149	22,486,902	1,782,132
Units Issued	581,535	1,790,542	7,056,232	937,379	3,338,710	613,575
Units Redeemed	(328,930)	(1,331,432)	(7,244,009)	(1,257,809)	(5,944,900)	(832,220)

Units Outstanding at December 31, 2004	603,101	1,701,636	19,151,662	2,580,719	19,880,712	1,563,487
Units Issued	1,253,176	1,115,206	5,259,404	1,044,301	2,122,819	262,693
Units Redeemed	(394,001)	(1,024,626)	(6,252,936)	(1,067,058)	(5,727,267)	(548,690)

Units Outstanding at December 31, 2005	1,462,276	1,792,216	18,158,130	2,557,962	16,276,264	1,277,490

Thrivent Variable Annuity Account B

Notes To Financial Statements—(Continued)

(4) UNIT ACTIVITY—continued

Transactions in units (including transfers among subaccounts) were as follows:

	Partner Growth Stock	Large Cap Value	Large Cap Stock	Large Cap Index	Real Estate Securities	Balanced
Units Outstanding at December 31, 2003	2,887,064	8,083,861	2,708,647	2,463,326	813,370	1,889,847
Units Issued	2,245,301	5,652,432	4,800,197	3,569,201	2,760,058	1,906,319
Units Redeemed	(2,053,232)	(4,524,535)	(3,099,848)	(2,240,307)	(1,567,547)	(1,245,625)

Units Outstanding at December 31, 2004	3,079,133	9,211,758	4,408,996	3,792,220	2,005,881	2,550,541
Units Issued	1,068,818	4,219,029	3,491,156	2,090,918	1,438,908	999,914
Units Redeemed	(1,262,437)	(3,788,247)	(2,372,285)	(1,877,907)	(1,113,881)	(956,007)

Units Outstanding at December 31, 2005	2,885,514	9,642,540	5,527,867	4,005,231	2,330,908	2,594,448

	High Yield	High Yield II	Income	Bond Index	Limited Maturity Bond	Mortgage Securities
Units Outstanding at December 31, 2003	15,572,892	745,642	16,802,315	2,262,305	7,456,131	495,417
Units Issued	2,736,862	658,113	2,417,089	1,850,375	5,426,524	991,030
Units Redeemed	(4,437,437)	(571,264)	(5,316,348)	(1,756,924)	(5,263,677)	(686,575)

Units Outstanding at December 31, 2004	13,872,317	832,491	13,903,056	2,355,756	7,618,978	799,872
Units Issued	1,446,330	243,320	1,682,856	1,124,360	2,746,414	538,105
Units Redeemed	(4,140,473)	(401,712)	(4,346,703)	(1,332,436)	(3,602,237)	(446,532)

Units Outstanding at December 31, 2005	11,178,174	674,099	11,239,209	2,147,680	6,763,155	891,445

	Money Market
Units Outstanding at December 31, 2003	58,095,555
Units Issued	28,979,359
Units Redeemed	(47,203,591)

Units Outstanding at December 31, 2004	39,871,323
Units Issued	25,514,496
Units Redeemed	(33,295,254)

Units Outstanding at December 31, 2005	32,090,565

Thrivent Variable Annuity Account B

Notes To Financial Statements—(Continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2005 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$15,809,073	$864,973
Moderately Aggressive Allocation	40,557,634	19,181
Moderate Allocation	56,172,180	21,164
Moderately Conservative Allocation	22,262,523	216,829
Technology	993,829	1,141,981
Partner Small Cap Growth	1,612,440	3,780,981
Partner Small Cap Value	5,027,114	2,650,941
Small Cap Stock	8,174,259	755,820
Small Cap Index	7,412,566	6,265,674
Mid Cap Growth	831,353	83,929,948
Mid Cap Growth II	413,689	3,026,951
Partner Mid Cap Value	1,588,940	134,105
Mid Cap Stock	12,201,179	609,246
Mid Cap Index	7,175,740	5,585,871
Partner International Stock	10,184,790	23,849,300
Partner All Cap	3,090,079	3,402,069
Large Cap Growth	8,842,475	188,925,407
Large Cap Growth II	581,227	3,307,935
Partner Growth Stock	2,933,515	5,189,878
Large Cap Value	12,086,224	7,250,918
Large Cap Stock	15,697,473	3,872,232
Large Cap Index	7,837,705	5,248,796
Real Estate Securities	11,243,325	4,223,631
Balanced	5,298,320	4,375,918
High Yield	29,180,614	79,303,287
High Yield II	1,517,243	2,968,128
Income	20,045,225	84,640,996
Bond Index	3,092,298	4,603,377
Limited Maturity Bond	5,891,579	12,897,409
Mortgage Securities	2,501,253	1,231,029
Money Market	17,115,936	30,104,008

Thrivent Variable Annuity Account B

Notes To Financial Statements—(Continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2005, except as indicated in Note 1, follows:

Subaccount	2005	2004	2003	2002	2001
Aggressive Allocation
Units	1,248,862
Unit value	$11.36
Deathclaim units	—
Deathclaim unit value	$10.58
Net assets	$15,608,923
Ratio of expenses to net assets (a)	0.95–1.10%
Investment income ratio (b)	0.10%
Total return (c)	13.49%

Moderately Aggressive Allocation
Units	3,666,481
Unit value	$11.13
Deathclaim units	—
Deathclaim unit value	$10.51
Net assets	$41,930,245
Ratio of expenses to net assets (a)	0.95–1.10%
Investment income ratio (b)	0.51%
Total return (c)	11.18%

Moderate Allocation
Units	5,223,095
Unit value	$10.92
Deathclaim units	—
Deathclaim unit value	$10.44
Net assets	$57,997,440
Ratio of expenses to net assets (a)	0.95–1.10%
Investment income ratio (b)	0.88%
Total return (c)	9.05%

Moderately Conservative Allocation
Units	2,084,576
Unit value	$10.66
Deathclaim units	1,738
Deathclaim unit value	$10.31
Net assets	$22,524,992
Ratio of expenses to net assets (a)	0.95–1.10%
Investment income ratio (b)	1.41%
Total return (c)	6.49%

Thrivent Variable Annuity Account B

Notes To Financial Statements—(Continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Technology
Units	439,660	448,960	347,719	68,971
Unit value	$11.55	$11.26	$10.86	$7.25
Deathclaim units	—
Deathclaim unit value	$10.54
Net assets	$5,136,228	$5,101,014	$3,789,150	$500,081
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.32%	0.00%	0.00%	0.00%
Total return (c)	2.59%	3.70%	49.71%	(27.49)%

Partner Small Cap Growth
Units	1,107,544	1,357,725	1,462,149	1,692,220	426,759
Unit value	$12.25	$11.92	$10.82	$7.61	$10.54
Deathclaim units	—
Deathclaim unit value	$10.48
Net assets	$13,676,628	$16,287,592	$15,910,167	$12,887,683	$4,497,962
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	2.83%	10.10%	42.26%	(27.82)%	5.40%

Partner Small Cap Value
Units	877,831	759,331	211,508
Unit value	$17.62	$16.99	$14.05
Deathclaim units	—
Deathclaim unit value	$10.33
Net assets	$15,785,620	$13,028,421	$2,988,577
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%
Investment income ratio (b)	0.25%	0.00%	0.09%
Total return (c)	3.73%	20.92%	40.51%

Small Cap Stock
Units	1,562,137	1,076,065	630,167	286,454
Unit value	$13.77	$12.79	$10.69	$7.71
Deathclaim units	—
Deathclaim unit value	$10.52
Net assets	$21,576,459	$13,792,280	$6,741,194	$2,208,972
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.03%	0.00%	0.01%	0.00%
Total return (c)	7.62%	19.61%	38.66%	(22.88)%

Small Cap Index
Units	1,827,454	1,828,948	1,380,116	694,625
Unit value	$13.48	$12.70	$10.52	$7.69
Deathclaim units	89
Deathclaim unit value	$10.34
Net assets	$24,892,320	$23,386,933	$14,607,653	$5,348,415
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.66%	0.34%	0.29%	0.01%
Total return (c)	6.15%	20.76%	36.65%	(23.03)%

Thrivent Variable Annuity Account B

Notes To Financial Statements—(Continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Mid Cap Growth
Units	19,920,632	24,875,787	18,406,117	20,073,625	21,999,035
Unit value	$17.34	$15.76	$14.31	$10.64	$14.56
Deathclaim units	3,367
Deathclaim unit value	$10.57
Net assets	$350,851,657	$396,867,534	$266,131,882	$215,699,576	$322,807,552
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.15%	0.43%
Total return (c)	10.05%	10.14%	34.44%	(26.90)%	(20.63)%

Mid Cap Growth II
Units	1,084,177	1,352,327	1,562,096	1,856,360	448,117
Unit value	$10.15	$9.23	$8.01	$5.90	$10.59
Deathclaim units	—
Deathclaim unit value	$10.57
Net assets	$11,082,811	$12,513,731	$12,576,250	$10,997,627	$4,745,352
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	10.01%	15.13%	35.84%	(44.28)%	5.90%

Mid Cap Value
Units	131,226
Unit value	$11.46
Deathclaim units	—
Deathclaim unit value	$10.49
Net assets	$1,506,963
Ratio of expenses to net assets (a)	0.95–1.10%
Investment income ratio (b)	0.64%
Total return (c)	14.47%

Mid Cap Stock
Units	1,462,130	603,101	350,496	196,125
Unit value	$14.11	$12.25	$10.57	$8.08
Deathclaim units	146
Deathclaim unit value	$10.61
Net assets	$20,845,018	$7,417,402	$3,720,019	$1,584,924
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.13%	0.00%	0.30%	0.54%
Total return (c)	15.11%	15.95%	30.83%	(19.22)%

Mid Cap Index
Units	1,792,216	1,701,636	1,242,526	674,861
Unit value	$13.57	$12.22	$10.67	$8.00
Deathclaim units	—
Deathclaim unit value	$10.61
Net assets	$24,597,188	$20,957,278	$13,338,933	$5,400,814
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.51%	0.00%	0.85%	0.97%
Total return (c)	11.12%	14.49%	33.33%	(19.97)%

Thrivent Variable Annuity Account B

Notes To Financial Statements—(Continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Partner International Stock
Units	18,157,750	19,151,662	19,339,439	21,400,694	23,248,744
Unit value	$15.04	$13.37	$11.69	$9.01	$11.03
Deathclaim units	380
Deathclaim unit value	$10.95
Net assets	$276,569,452	$258,870,860	$228,410,835	$194,552,906	$258,869,454
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	1.14%	1.36%	1.50%	0.50%	0.38%
Total return (c)	12.47%	14.38%	29.83%	(18.34)%	(21.91)%

Partner All Cap
Units	2,557,962	2,580,719	2,901,149	3,528,929	502,341
Unit value	$10.10	$8.63	$7.67	$6.28	$10.30
Deathclaim units	—
Deathclaim unit value	$10.71
Net assets	$26,080,169	$22,420,400	$22,424,080	$22,248,080	$5,174,297
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.50%	0.08%	0.15%	0.00%	0.00%
Total return (c)	17.04%	12.39%	22.17%	(39.01)%	3.00%

Large Cap Growth
Units	16,269,368	19,880,712	22,486,902	25,285,543	30,408,734
Unit value	$51.94	$49.07	$46.08	$35.70	$51.57
Deathclaim units	6,896
Deathclaim unit value	$10.45
Net assets	$862,406,271	$993,078,624	$1,053,123,017	$916,631,796	$1,587,984,348
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.84%	0.52%	0.54%	0.61%	0.22%
Total return (c)	5.84%	6.50%	29.06%	(30.77)%	(20.03)%

Large Cap Growth II
Units	1,277,490	1,563,487	1,782,132	2,076,730	471,010
Unit value	$10.02	$9.46	$8.89	$7.32	$10.08
Deathclaim units	—
Deathclaim unit value	$10.46
Net assets	$13,062,267	$15,042,500	$15,907,291	$15,238,304	$4,747,549
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.91%	0.00%	0.08%	0.12%	0.00%
Total return (c)	5.91%	6.38%	21.41%	(27.34)%	0.80%

Partner Growth Stock
Units	2,885,514	3,079,133	2,887,064	2,899,125	504,103
Unit value	$11.43	$10.87	$10.00	$7.71	$10.15
Deathclaim units	—
Deathclaim unit value	$10.53
Net assets	$33,291,751	$33,670,949	$29,034,003	$22,451,818	$5,118,577
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.51%	0.00%	0.00%	0.21%	0.00%
Total return (c)	5.17%	8.74%	29.61%	(24.04)%	1.54%

Thrivent Variable Annuity Account B

Notes To Financial Statements—(Continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Large Cap Value
Units	9,641,269	9,211,758	8,083,860	7,340,282	557,003
Unit value	$11.61	$10.97	$9.72	$7.73	$10.13
Deathclaim units	1,271
Deathclaim unit value	$10.50
Net assets	$113,122,371	$101,825,393	$79,125,860	$57,024,943	$5,645,166
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	1.09%	0.00%	1.12%	1.41%	0.00%
Total return (c)	5.85%	12.88%	25.69%	(23.70)%	1.35%

Large Cap Stock
Units	5,527,867	4,408,996	2,708,647	823,141
Unit value	$10.89	$10.46	$9.74	$8.12
Deathclaim units	—
Deathclaim unit value	$10.40
Net assets	$60,716,149	$46,382,647	$26,622,428	$6,710,240
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	0.82%	0.00%	0.84%	1.05%
Total return (c)	4.16%	7.30%	20.03%	(18.83)%

Large Cap Index
Units	4,005,231	3,792,220	2,463,326	1,082,325
Unit value	$11.79	$11.38	$10.41	$8.21
Deathclaim units	—
Deathclaim unit value	$10.42
Net assets	$47,661,032	$43,456,684	$25,843,186	$8,940,610
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	1.50%	0.97%	0.96%	0.02%
Total return (c)	3.61%	9.34%	26.61%	(17.92)%

Real Estate Securities
Units	2,330,908	2,005,881	813,370
Unit value	$19.33	$17.26	$12.91
Deathclaim units	—
Deathclaim unit value	$10.59
Net assets	$45,636,439	$34,978,023	$10,628,257
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%
Investment income ratio (b)	1.32%	0.00%	4.00%
Total return (c)	12.02%	33.70%	29.07%

Balanced
Units	2,594,448	2,550,541	1,889,847	1,038,102
Unit value	$11.79	$11.47	$10.73	$9.26
Deathclaim units	—
Deathclaim unit value	$10.30
Net assets	$30,825,627	$29,460,663	$20,456,654	$9,706,256
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	2.51%	1.97%	2.33%	0.01%
Total return (c)	2.78%	6.90%	15.89%	(7.41)%

Thrivent Variable Annuity Account B

Notes To Financial Statements—(Continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
High Yield
Units	11,171,281	13,872,317	15,572,891	17,287,833	21,241,884
Unit value	$28.11	$27.32	$25.08	$19.81	$21.93
Deathclaim units	6,893
Deathclaim unit value	$10.15
Net assets	$322,219,121	$387,232,664	$398,019,612	$348,467,868	$472,477,584
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	8.07%	8.15%	9.03%	11.63%	13.00%
Total return (c)	2.89%	8.94%	26.60%	(9.65)%	(4.66)%

High Yield II
Units	674,099	832,491	745,642	347,958
Unit value	$13.40	$13.08	$12.25	$9.87
Deathclaim units	—
Deathclaim unit value	$10.14
Net assets	$9,191,082	$11,051,254	$9,256,990	$3,446,866
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	7.50%	6.90%	7.74%	6.93%
Total return (c)	2.47%	6.83%	24.04%	(1.29)%

Income
Units	11,226,596	13,903,056	16,802,315	20,314,116	21,672,281
Unit value	$29.83	$29.48	$28.46	$26.52	$25.35
Deathclaim units	12,613
Deathclaim unit value	$10.07
Net assets	$343,282,694	$418,564,640	$487,041,577	$547,079,121	$557,122,410
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	4.70%	4.37%	4.47%	5.29%	6.11%
Total return (c)	1.18%	3.59%	7.33%	4.59%	6.20%

Bond Index
Units	2,147,680	2,355,756	2,262,305	1,694,515
Unit value	$11.40	$11.28	$10.98	$10.71
Deathclaim units	—
Deathclaim unit value	$10.06
Net assets	$24,830,274	$26,901,608	$25,133,253	$18,344,623
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	4.25%	4.11%	4.28%	3.64%
Total return (c)	1.05%	2.77%	2.45%	7.12%

Limited Maturity Bond
Units	6,762,295	7,618,978	7,456,131	9,283,291	1,780,622
Unit value	$10.91	$10.82	$10.74	$10.39	$9.93
Deathclaim units	860
Deathclaim unit value	$10.03
Net assets	$74,799,668	$83,209,890	$80,806,938	$96,845,114	$17,681,945
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	3.68%	2.85%	2.87%	3.13%	0.25%
Total return (c)	0.83%	0.78%	3.33%	4.63%	(0.70)%

Thrivent Variable Annuity Account B

Notes To Financial Statements—(Continued)

(6) UNIT VALUES—continued

Subaccount	2005	2004	2003	2002	2001
Mortgage Securities
Units	891,445	799,872	495,417
Unit value	$10.49	$10.40	$10.11
Deathclaim units	—
Deathclaim unit value	$10.04
Net assets	$9,434,872	$8,391,017	$5,041,567
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%
Investment income ratio (b)	4.40%	4.01%	2.09%
Total return (c)	0.87%	2.88%	1.10%

Money Market
Units	32,088,893	39,871,323	58,095,555	101,665,254	128,732,333
Unit value	$1.84	$1.81	$1.81	$1.81	$1.81
Deathclaim units	1,672
Deathclaim unit value	$1.01
Net assets	$60,247,264	$73,233,007	$106,369,298	$185,834,775	$233,782,791
Ratio of expenses to net assets (a)	0.95–1.10%	1.10%	1.10%	1.10%	1.10%
Investment income ratio (b)	2.80%	0.94%	0.86%	1.50%	3.74%
Total return (c)	1.73%	(0.13)%	(0.27)%	0.39%	2.86%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period. The total return is calculated using accumulation unit values.

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:

Part A: None.

Part B: Financial Statements of Depositor. (3)

      Financial Statements of Thrivent Variable Annuity Account B. (3)

(b)	Exhibits:

1.	Resolution of the Board of Directors of Lutheran Brotherhood authorizing the establishment of Thrivent Variable Annuity Account B (“Registrant”). (1)

2.	Not Applicable.

3.	Principal Underwriting Agreement between Depositor and Thrivent Investment Management Inc. (3)

4.	Form of Contract. (1)

5.	Contract Application Form. (1)

6.	Articles of Incorporation and Bylaws of Depositor. (2)

7.	Not Applicable.

8.	Participation Agreement between the Depositior and the Fund as of December 15, 2003. (2)

9.	Opinion of counsel as to the legality of the securities being registered (including written consent). (3)

10.	Consent of Ernst & Young LLP. (3)

11.	Not Applicable.

12.	Not Applicable.

13.	Powers of Attorney for Richard E. Beumer, Dr. Addie J. Butler, Robert H. Hoffman, James M. Hushagen, F. Mark Kuhlman, Timothy J. Lehman, Richard C. Lundell, John P. McDaniel, Paul W. Middeke,Frank H. Moeller, Bruce J. Nicholson, Dr. Kurt M. Senske, Dr. Albert K. Siu, Allan R. Spies, Adrian M. Tocklin, Paul B. Zastrow, Thomas R. Zehnder, and Randall L. Boushek. (3)

(1)	Incorporated by reference from Post-Effective Amendment No. 8 to the registration statement of LB Variable Annuity Account I, file no. 33-67012, filed April 30, 1998.

1

(2)	Incorporated by reference from Post-Effective Amendment No. 1 to the registration statement of Thrivent Variable Life Account I, Registration Statement No. 333-103454, filed on April 19, 2004.

(3)	Filed herewith.

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below. Unless otherwise noted, their principal business address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Bruce J. Nicholson	Chairman of the Board, President Director, President & CEO

Richard E. Beumer 13013 Wheatfield Farm Road Town & Country, Missouri 63141	Director

Dr. Addie J. Butler Community College of Philadelphia 1700 Spring Garden Street Philadelphia, Pennsylvania 19130	Director

Robert H. Hoffman Taylor Corporation 1725 Roe Crest Drive P.O. Box 37208 North Mankato, Minnesota 56002-3728	Director

James M. Hushagen Eisenhower & Carlson, PLLC 1201 Pacific Avenue, Suite 1200 Tacoma, Washington 98402	Director

F. Mark Kuhlman	Director

SSE Inc. 77 West Port Plaza, Suite 500 St. Louis, Missouri 63146

Timothy J. Lehman Kimberly-Clark 2001 Marathon Avenue Neenah, Wisconsin 54956	Director

Richard C. Lundell 7341 Dogwood Excelsior, Minnesota 55331	Director

John P. McDaniel	Director

2

MedStar Health 5565 Sterrett Place Columbia, Maryland 21044

Paul W. Middeke The Lutheran Church - Missouri Synod Worker Benefit Plans 1333 South Kirwood Road St. Louis, Missouri 63121	Director

Frank H. Moellere St. David’s Community Health Foundation 811 Marton Springs, Suite 600 Austin, Texas 78704	Director

Dr. Kurt M. Senske Lutheran Social Services 8305 Cross Park Drive Austin, Texas 78714	Director

Dr. Albert Siu Boston Scientific 1 Boston Scientific Place Mail Stop A6 Matick, Massachusetts 01761-1537	Director

Allan R. Spies 747 Detroit Street Denver, Colorado 80206	Director

Adrian M. Tocklin 4961 Bacopa Lane, Suite 801 St. Petersburg, Florida 33715	Director

Rev. Thomas R. Zehnder PO Box 135 8435 West Pine Ridge Circle Baileys Harbor, Wisconsin 54202-0315	Director

Pamela J. Moret	Executive Vice President, Strategic Planning, Marketing and Products

Jon M. Stellmacher 4321 North Ballard Road Appleton, Wisconsin 54919	Executive Vice President, Chief Administrative Officer

David M. Anderson 4321 North Ballard Road Appleton, WI 54919	Senior Vice President, Financial Services Operations

Randall L. Boushek	Senior Vice President and Chief Financial Officer

Bradford L. Hewitt	Senior Vice President, Fraternal Operations

Jennifer H. Martin	Senior Vice President, Human Resources

Teresa J. Rasmussen	Senior Vice President, General Counsel and Secretary

3

Nikki L. Sorum	Senior Vice President, Marketing

James A. Thomsen	Senior Vice President, Field Distribution

Russell W. Swansen	Senior Vice President - Chief Investment Officer

Marie A. Uhrich	Senior Vice President, Communications

Katie S. Kloster	Vice President and Rule 206(4)-7 Chief Compliance Officer

Paul B. Zastrow `	Vice President and Treasurer

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor. The Depositor is a fraternal benefit society organized under the laws of the State of Wisconsin and is owned by and operated for its members. It has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly-owned direct and indirect subsidiary to the Depositor. Financial statements of Thrivent Financial will be filed on a consolidated basis with regard to each of the foregoing entities.

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial for Lutherans	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding Company with no independent operations	Delaware

Thrivent Financial Bank	Federally chartered bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Service Organization, Inc.	Organized for the purpose of owning bank account withdrawal authorizations	Wisconsin

Thrivent Life Insurance Company	Life insurance company	Minnesota

Thrivent Financial Investor Services Inc.	Transfer agent for The Lutheran Brotherhood Family of Funds	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health insurance agency	Minnesota

Generation Way, Inc.	Currently not engaged in any form of business	Minnesota

Thrivent Asset Management LLC (Wholly-owned subsidiary of Thrivent Life Insurnace Company)	Investment adviser	Delaware

4

Item 27.	Number of Contract Owners

There were 96,683 Contract Owners as of March 31, 2006.

Item 28.	Indemnification

Section 33 of Depositor’s Bylaws; Article VIII the Fund’s Articles of Incorporation; Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Mgt.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Mgt. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Mgt., unless, in the case of the Fund, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Depositor contain provisions in which the Funds and Depositor mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, or Thrivent Investment Mgt. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, or Thrivent Investment Mgt. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriter

(a)	Thrivent Investment Mgt. is the principal underwriter of the Contracts.

(b)	The directors and officers of Thrivent Investment Mgt. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

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Name and Principal Business Address	Positions and Offices with Underwriter
James A. Thomsen	Director and President

David M. Anderson 4321 North Ballard Road Appleton, Wisconsin 54919-0001	Director and Senior Vice President

Jennifer R. Relien	General Counsel and Secretary

Randall R. Bousheck	Director

Steven R. Wendt	Vice President and Chief Compliance Officer

Brian W. Picard 4321 North Ballard Road Appleton,Wisconsin 54919-0001	Privacy and Anti-Money Laundering Officer

Kurt S. Tureson	Vice President, Chief Financial Officer and Treasurer

Marnie Loomans-Thuecks`	Vice President

Thomas C. Schinke	Vice President

Vernon L. Hanson	Vice President

Thomas M. Kopatz	Vice President

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 and 4321 North Ballard Road, Appleton, Wisconsin 54919.

Item 31.	Management Services

Not Applicable.

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Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Depositor hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 333-76154, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Financial for Lutherans.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April, 2006.

THRIVENT VARIABLE ANNUITY ACCOUNT B (Registrant)

By	THRIVENT FINANCIAL FOR LUTHERANS (Depositor)

By	*
Bruce J. Nicholson, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 20th day of April, 2006.

THRIVENT FINANCIAL FOR LUTHERANS (Depositor)

By	*
Bruce J. Nicholson, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on the 20th day of April, 2006 by the following directors and officers of Depositor in the capacities indicated:

* Bruce J. Nicholson	President and Chief Executive Officer (Principal Executive Officer)

* Randall L. Boushek	Senior Vice President (Chief Financial Officer)

* Paul B. Zastrow	Vice President and Treasurer (Principal Accounting Officer)

A Majority of the Board of Directors:*

Richard E. Beumer	Richard C. Lundell	Paul D. Schrage

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Dr. Addie J. Butler	John P. McDaniel	Dr. Albert Siu

Robert H. Hoffman	Paul W. Middeke	Allan R. Spies

James M. Hushagen	Frank H. Moeller	Adrian M. Tocklin

F. Mark Kuhlman	Bruce J. Nicholson	Rev. Thomas R. Zehnder

Timothy J. Lehman	Dr. Kurt M. Senske

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors and officers of Thrivent Financial for Lutherans pursuant to a power of attorney duly executed by such persons.

/s/ James M. Odland
James M. Odland Attorney-in-Fact

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INDEX TO EXHIBITS

THRIVENT VARIABLE ANNUITY ACCOUNT I

EXHIBIT NO.

EX–99.B.3	Principal Underwriting Agreement

EX–99.B.9	Opinion and Consent of Counsel

EX–99.B.10	Consent of Independent Registered Public Accounting Firm—Ernst & Young LLP

EX–99.B.13	Powers of Attorney

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